================================================================================

                                  SCHEDULE 14A
                                 (RULE 14a-101)
                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                              EXCHANGE ACT OF 1934

Filed by the Registrant  /X/              / /  Filed by a Party other than the
                                               Registrant

Check the appropriate box:

/ /  Preliminary Proxy Statement                / /  CONFIDENTIAL, FOR USE OF THE COMMISSION
                                                     ONLY (AS PERMITTED BY RULE 14A-6(E)(2))
/X/  Definitive Proxy Statement                 / /  Definitive Additional Materials
/ /  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                              INVENTOR FUNDS, INC.
                (NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                                 NOT APPLICABLE
    (NAME OF PERSON(S) FILING PROXY STATEMENT, IF OTHER THAN THE REGISTRANT)

Payment of filing fee (Check the appropriate box):
/ /  $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), 14a-6(i)(2) or
     Item 22(a)(2) of Schedule 14A.
/ / $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).
/ /  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.
     (1) Title of each class of securities to which transaction applies:________

     (2) Aggregate number of securities to which transaction applies:___________

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):_____________
         _______________________________________________________________________

     (4) Proposed maximum aggregate value of transaction:_______________________

     (5) Total fee paid:________________________________________________________

/X/  Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:________________________________________________

     (2) Form, Schedule or Registration Statement No.:__________________________

     (3) Filing Party:__________________________________________________________

     (4) Date Filed:____________________________________________________________

================================================================================

Dear Inventor Funds Shareholder:

     I am writing you to inform you of A SPECIAL MEETING OF THE INVENTOR FUNDS SHAREHOLDERS, WHICH WILL BE HELD ON MAY 2, 1996 TO VOTE ON SEVERAL IMPORTANT PROPOSALS that effect the Inventor Funds. As a shareholder, you have the opportunity to voice your opinion on these matters. This package contains information about the proposals and the materials to use to vote by mail.

     Please take a few minutes to read the enclosed materials and cast your vote on the proxy ballot(s) enclosed. It is extremely important to vote promptly. YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. IF WE DO NOT RECEIVE ENOUGH VOTES, WE MUST RESOLICIT SHAREHOLDERS AT AN ADDITIONAL COST. WE ENCOURAGE YOU TO SUPPORT THE TRUSTEES' RECOMMENDATIONS.

     On May 2, 1996, pending shareholder approval, it is anticipated that Integra Financial Corporation ("Integra") will merge into National City Corporation ("National City"). Since Integra Trust Company serves as investment adviser to the Inventor Funds, the merger of Integra into National City requires approval of a new investment advisory agreement between the Inventor Funds and National City Bank. In addition, shareholders of certain Inventor Funds must approve new sub-advisory agreements between National City Bank and Wellington Management Company, STI Capital Management, N.A. (formerly known as SunBank Capital Management, N.A.) and Weiss, Peck & Greer, L.L.C.

     This special meeting of shareholders is being called to obtain your approval of new investment advisory and sub-advisory agreements in order to avoid interruption in the investment advisory services provided to the Inventor Funds.

- There will be no change in the Inventor Funds' investment objectives or investment policies or in the responsibilities of the investment adviser and sub-advisers as a result of the approval of the new investment advisory and sub-advisory agreements;

- There will be no increase in the contractual fees payable to the adviser or sub-advisers as a result of the approval of the new investment advisory and sub-advisory agreements;

     PLEASE REVIEW THE FOLLOWING NOTICE TO SHAREHOLDERS CAREFULLY. IN IT, YOU WILL FIND A BRIEF SUMMARY OF THE PROPOSALS THAT ARE INCLUDED IN THIS PROXY.

     YOUR VOTE IS IMPORTANT TO US. PLEASE MARK, SIGN AND DATE THE ENCLOSED PROXY CARD AND RETURN IT AS SOON AS POSSIBLE. For your convenience, we have enclosed a self-addressed stamped envelope. Please call 1-800-6INVENT (1-800-646-8368) if you have any questions about the proposals. Thank you for taking the time to consider these important proposals and for your investment in the Inventor Funds.

Sincerely,

/s/ David G. Lee
DAVID G. LEE
President

                              INVENTOR FUNDS, INC.

                            680 East Swedesford Road
                         Wayne, Pennsylvania 19087-1658

                   NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                           TO BE HELD ON MAY 2, 1996

To the Shareholders of Inventor Funds, Inc.:

     NOTICE IS HEREBY GIVEN that a Special Meeting of Shareholders (the "Special Meeting") of each portfolio of Inventor Funds, Inc. (the "Company") will be held on May 2, 1996, at 10:00 a.m. (Eastern Time), at the offices of SEI Financial Management Corporation, 680 East Swedesford Road, Wayne, Pennsylvania 19087-1658, for the following purposes:

          (1) To approve a new investment advisory agreement with National City Bank with respect to each portfolio of the Company (voted on by shareholders of each portfolio).

          (2) To approve new investment sub-advisory agreements with:

             (a) Wellington Management Company for the Prime Obligations Money Market Fund, Treasury Securities Money Market Fund, GNMA Securities Fund and Intermediate Government Securities Fund

                     - VOTED ON BY SHAREHOLDERS OF THE PRIME OBLIGATIONS MONEY
                MARKET FUND, TREASURY SECURITIES MONEY MARKET FUND, GNMA SECURITIES FUND AND INTERMEDIATE GOVERNMENT SECURITIES FUND.

             (b) STI Capital Management, N.A. (formerly known as SunBank Capital Management, N.A.) for the Equity Growth Fund

                     - VOTED ON BY SHAREHOLDERS OF THE EQUITY GROWTH FUND.

             (c) Weiss, Peck & Greer, L.L.C. for the Pennsylvania Municipal Bond Fund and Pennsylvania Tax-Exempt Money Market Fund

                     - VOTED ON BY SHAREHOLDERS OF THE PENNSYLVANIA MUNICIPAL
                BOND FUND AND PENNSYLVANIA TAX-EXEMPT MONEY MARKET FUND.

          (3) To transact such other business as may properly come before the Special Meeting or any adjournment or postponement thereof.

     The proposals referred to above are discussed in the Proxy Statement attached to this Notice. Each shareholder is invited to attend the Special

Meeting in person. Shareholders of record at the close of business on February 29, 1996, have the right to vote at the Special Meeting. IF YOU CANNOT BE PRESENT AT THE SPECIAL MEETING, WE URGE YOU TO FILL IN, SIGN, DATE AND PROMPTLY RETURN THE ENCLOSED PROXY IN THE ENVELOPE PROVIDED, WHICH IS ADDRESSED FOR YOUR CONVENIENCE AND NEEDS NO POSTAGE IF MAILED IN THE UNITED STATES. IF YOU SIGN, DATE AND RETURN YOUR PROXY CARD BUT GIVE NO VOTING INSTRUCTIONS, YOUR SHARES WILL BE VOTED "FOR" THE PROPOSALS NOTICED ABOVE. IN ORDER TO AVOID THE ADDITIONAL EXPENSE TO THE FUNDS OF FURTHER SOLICITATION, WE ASK YOUR COOPERATION IN COMPLETING AND RETURNING YOUR PROXY PROMPTLY.

                                           By Order of the Board of Directors

                                             RICHARD W. GRANT, Secretary

March 15, 1996

                              INVENTOR FUNDS, INC.
                            680 EAST SWEDESFORD ROAD
                         WAYNE, PENNSYLVANIA 19087-1658

                                PROXY STATEMENT

     This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Inventor Funds, Inc. (the "Company") for use at a Special Meeting (the "Special Meeting") of shareholders of the Company's Prime Obligations Money Market Fund, Treasury Securities Money Market Fund, Equity Growth Fund, GNMA Securities Fund, Intermediate Government Securities Fund, Pennsylvania Municipal Bond Fund and Pennsylvania Tax-Exempt Money Market Fund (the "Funds") to be held at 680 East Swedesford Road, Wayne, Pennsylvania 19087-1658 on May 2, 1996 at 10:00 a.m. (Eastern Time). It is expected that the solicitation of proxies will be primarily by mail. The Company's officers and service contractors may also solicit proxies by telephone, telegraph, or personal interview, and will tabulate proxies. Proxy solicitation costs will be borne by National City Bank. It is anticipated that banks, brokerage houses, and other custodians will be requested on behalf of the Funds to forward solicitation material to their principals to obtain authorizations for the execution of proxies. Any shareholder giving a proxy may revoke it at any time before it is exercised by submitting to the Company a written notice of revocation, a subsequently executed proxy or by attending the Special Meeting and electing to vote in person. This Proxy Statement and the enclosed proxy are expected to be distributed to shareholders on or about March 15, 1996.

     The following table identifies the proposals to be voted on at the Special Meeting and the shareholders who are being solicited with respect to each proposal:

               PROPOSAL                        SHAREHOLDERS SOLICITED
---------------------------------------    -------------------------------
Approval of a new investment advisory      Each Fund, voting separately on
  agreement with National City Bank        a Fund-by-Fund basis
Approval of a new investment               Prime Obligations Money Market
  sub-advisory agreement with              Fund, Treasury Securities Money
  Wellington Management Company            Market Fund, GNMA Securities
                                           Fund and Intermediate
                                           Government Securities Fund,
                                           voting separately on a Fund-by-
                                           Fund basis
Approval of a new investment               Equity Growth Fund
  sub-advisory agreement with STI
  Capital Management, N.A.

               PROPOSAL                        SHAREHOLDERS SOLICITED
---------------------------------------    -------------------------------
Approval of a new investment               Pennsylvania Municipal Bond
  sub-advisory agreement with Weiss,       Fund and Pennsylvania Tax-
  Peck & Greer, L.L.C.                     Exempt Money Market Fund,
                                           voting separately on a Fund-by-
                                           Fund basis

     Only shareholders of record at the close of business on February 29, 1996 will be entitled to vote at the Special Meeting. On that date, there were 300,614,275.950 shares of the Prime Obligations Money Market Fund, 140,880,329.440 shares of the Treasury Securities Money Market Fund, 4,741,087.791 shares of the Equity Growth Fund, 5,999,456.422 shares of the GNMA Securities Fund, 8,726,309.975 shares of the Intermediate Government Securities Fund, 3,816,629.883 shares of the Pennsylvania Municipal Bond Fund and 77,360,297.400 shares of the Pennsylvania Tax-Exempt Money Market Fund outstanding and entitled to be voted at the Special Meeting. Each share or fraction thereof is entitled to one vote or a fraction thereof. Shareholders of each Fund will vote separately as a Fund with respect to the proposals described herein.

     If you do not expect to be present at the Special Meeting, please date and sign the enclosed proxy and mail it in the enclosed reply envelope addressed to Proxy Tabulator, P.O. Box 9133, Hingham, Massachusetts 02043-9133.

     The Company will furnish to shareholders upon request, without charge, copies of its most recent Annual Report to Shareholders and its most recent Semi-Annual Report. Requests for such reports should be directed to Inventor Funds, Inc., c/o SEI Financial Services Company, 680 East Swedesford Road, Wayne, Pennsylvania 19087-1658, or by calling 1-800-6INVENT (1-800-646-8368).
Such reports are not to be regarded as proxy soliciting material.

                           APPROVAL OR DISAPPROVAL OF
                     NEW INVESTMENT ADVISORY AGREEMENT AND
                     NEW INVESTMENT SUB-ADVISORY AGREEMENTS

INTRODUCTION

     Integra Financial Corporation, the parent of the Company's investment adviser, Integra Trust Company ("Integra"), has agreed to merge with National City Corporation. Consummation of this merger (the "Bank Holding Company Merger") will result in the automatic termination of (i) the investment advisory agreement under which Integra provides investment advisory services to the Company and (ii) investment sub-advisory agree-ments under which Wellington Management Company ("Wellington"), STI Capital Management, N.A., formerly SunBank Capital Management, N.A. ("STI") and Weiss, Peck & Greer, L.L.C. ("WPG") provide investment sub-advisory services to the Funds. In anticipation of the completion of the Bank Holding Company Merger and to provide continuity in investment advisory services to the Funds, shareholders of the Funds will be asked to approve a new investment advisory agreement between the Company and National City Bank (the "New National City Bank Advisory Agreement"). A copy of this agreement is attached as Exhibit A. The New National City Bank Advisory Agreement is being submitted to shareholders of each Fund for the first time. In addition, shareholders of the Prime Obligations Money Market Fund, Treasury Securities Money Market Fund, GNMA Securities Fund and Intermediate Government Securities Fund will be asked to approve a new investment sub-advisory agreement with Wellington; shareholders of the Equity Growth Fund will be asked to approve a new investment sub-advisory agreement with STI; and shareholders of the Pennsylvania Municipal Bond Fund and Pennsylvania Tax-Exempt Money Market Fund will be asked to approve a new investment sub-advisory agreement with WPG. Copies of these investment sub-advisory agreements (collectively, the "New Sub-Advisory Agreements") are attached as Exhibits B through D, respectively. The New Sub-Advisory Agreements are also being submitted to the shareholders of the Funds to which they relate for the first time. The New National City Bank Advisory Agreement and the New Sub-Advisory Agreements are collectively referred to herein as the "New Advisory Agreements."

     All of the Funds are currently advised by Integra pursuant to an advisory agreement (the "Integra Advisory Agreement") between the Company and Integra dated August 1, 1994. Wellington provides investment sub-advisory services to the Prime Obligations Money Market Fund, Treasury Securities Money Market Fund, GNMA Securities Fund and Intermediate Government Securities Fund pursuant to an investment sub-advisory agreement (the "Existing Wellington Sub-Advisory Agreement") among Integra, Wellington and the Company, dated August 1, 1994. STI provides investment sub-advisory services to the Equity Growth Fund pursuant to an investment sub-advisory agreement (the "Existing STI Sub-Advisory Agreement") between Integra and STI, dated as of August 1, 1994. WPG provides investment sub-advisory services to the Pennsylvania Municipal Bond Fund and Pennsylvania Tax-Exempt Money Market Fund pursuant to an investment sub-advisory agreement (the "Existing WPG Sub-Advisory Agreement") between Integra and WPG, dated as of August 1, 1994. These three investment sub-advisory agreements are collectively referred to herein as the "Existing Sub-Advisory Agreements." The Integra Advisory Agreement and the Existing Sub-Advi-sory Agreements are collectively referred to herein as the "Current Advisory Agreements."

     Under the New Advisory Agreements, National City Bank, rather than Integra, would be responsible for providing advisory services to the Funds, while the same sub-advisers would continue to provide sub-advisory services as described above under the supervision of National City Bank, rather than Integra. The New Advisory Agreements are expected to remain in effect from the Bank Holding Company Merger until the consummation of a proposed combination of the Company with Armada Funds. Armada Funds is advised principally by National City Bank. This combination is expected to occur later in 1996.

BACKGROUND

     Integra Financial Corporation and National City Corporation, both bank holding companies, entered into an Agreement and Plan of Merger dated as of August 27, 1995, providing for the merger of Integra Financial Corporation with and into National City Corporation. National City Corporation will be the surviving corporation and will continue under the name "National City Corporation." The board of directors of each bank holding company has approved the Bank Holding Company Merger, which is expected to occur on May 2, 1996. National City Corporation is a publicly owned multi-bank holding company incorporated under Delaware law and registered under the Bank Holding Company Act of 1956, as amended. Through its subsidiaries, National City Corporation managed more than $29.8 billion in assets, including approximately $3.4 billion in mutual fund assets, as of December 31, 1995.

     As required by the Investment Company Act of 1940, as amended (the "1940 Act"), the Current Advisory Agreements for the Funds provide for their automatic termination upon their assignment. The Bank Holding Company Merger and the resulting change in control of Integra will result in an assignment. Therefore, the Current Advisory Agreements will automatically terminate upon the consummation of the Bank Holding Company Merger. The 1940 Act also requires that shareholders vote on all investment advisory agreements. As described below, the terms and conditions of the New Advisory Agreements, including advisory fees charged thereunder, are the same in all material respects as those under the Current Advisory Agreements. Should the Bank Holding Company Merger not be consummated, Integra will continue to serve as the investment adviser and Wellington, STI and WPG will continue to serve as sub-advisers pursuant to the terms of the Current Advisory Agreements.

     On February 12, 1996, the Board of Directors of the Company, including a majority of those directors who were not "interested persons" (as defined in the 1940 Act) of any party to the agreements, unanimously approved and recommended that the shareholders of each of the Funds approve the New Advisory Agreements applicable to that Fund. If approved by shareholders at the Special Meeting, the New Advisory Agreements will take effect on the consummation of the Bank Holding Company Merger which is scheduled to occur on May 2, 1996.

     The Current Advisory Agreements were approved by the Board of Directors of the Company on May 17, 1994, and by the Funds' initial shareholder on August 1, 1994.

     The Integra Advisory Agreement provides that Integra shall render investment management services to the Funds, subject to the control of the Board of Directors of the Company. Each of the Existing Sub-Advisory Agreements provides that the sub-adviser will provide investment sub-advisory services to the Fund or Funds to which that sub-advisory agreement relates, subject to supervision by Integra and the Company's Board of Directors.

     Under the Integra Advisory Agreement, Integra is entitled to receive advisory fees from the Funds, computed daily and paid monthly, at the annual rates of .45% of the average daily net assets of the Prime Obligations Money Market Fund, Treasury Securities Money Market Fund and Pennsylvania Tax-Exempt Money Market Fund, .85% of the average daily net assets of the Equity Growth Fund, and .70% of the average daily net assets of the GNMA Securities Fund, Intermediate Government Securities Fund and Pennsylvania Municipal Bond Fund.

     Under the Existing Wellington Sub-Advisory Agreement, Wellington is entitled to receive a fee from Integra, computed daily and paid monthly, at an annual rate of .075% on the first $500 million of the Prime Obligations Money Market Fund's and Treasury Securities Money Market Fund's aggregate net assets and .020% on such Funds' aggregate net assets in excess of $500 million, pro rated between each Fund based on their respective average daily net assets; and at an annual rate of .20% on the first $50 million of the GNMA Securities Fund's and Intermediate Government Securities Fund's aggregate net assets, .15% on the next $50 million, .10% on the next $400 million and .075% on such Funds' aggregate net assets in excess of $500 million, prorated between each Fund based on their respective average daily net assets.

     Under the Existing STI Sub-Advisory Agreement, STI is entitled to receive a fee from Integra, accrued daily and paid quarterly, at an annual rate of .30% of the average daily net assets of the Equity Growth Fund.

     Under the Existing WPG Sub-Advisory Agreement, WPG is entitled to receive a fee from Integra, accrued daily and payable quarterly, at the annual rate of .18% of the average daily net assets of the Pennsylvania Municipal Bond Fund and .05% of the average daily net assets of the Pennsylvania Tax-Exempt Money Market Fund.

     The table below sets forth (i) net assets for each Fund as of the six month period ended October 31, 1995 of each Fund; (ii) the rates of advisory fees, computed daily and payable monthly, to which Integra is entitled for the services provided and expenses assumed pursuant to the Integra Advisory Agreement; (iii) advisory fees (net of waivers) paid by each Fund for the fiscal year ended April 30, 1995; and (iv) the effective rates of each of the advisory fees (net of waivers) expressed as a percentage of average net assets for the fiscal year ended April 30, 1995:

ADVISORY FEES

                                                             ADVISORY
                                                   ANNUAL    FEES PAID  EFFECTIVE RATE OF
                                                  ADVISORY      FOR     ADVISORY FEES AS A
                                                 FEE (BASED   FISCAL      PERCENTAGE OF
                                    NET ASSETS   ON AVERAGE    YEAR     AVERAGE NET ASSETS
                                      AS OF         NET        ENDED     FOR FISCAL YEAR
          INVENTOR FUNDS             10/31/95     ASSETS)     4/30/95     ENDED 4/30/95
---------------------------------- ------------  ----------  ---------  ------------------
Prime Obligations Money Market
  Fund1,2......................... $279,696,000     .45%     $396,000           .24%
Treasury Securities Money Market
  Fund1,2......................... $132,343,000     .45%     $ 86,000           .20%
Equity Growth Fund1,2............. $ 55,421,000     .85%     $193,000           .59%
GNMA Securities Fund1,2........... $ 54,130,000     .70%     $133,000           .45%
Intermediate Government Securities
  Fund1,2......................... $ 91,429,000     .70%     $178,000           .49%
Pennsylvania Municipal Bond
  Fund1,2......................... $ 38,556,000     .70%     $128,000           .53%
Pennsylvania Tax-Exempt
  Money Market Fund1,2............ $ 62,157,000     .45%     $ 77,000           .22%

1 All net assets and fees are rounded to the nearest $1,000. All funds are advised by Integra. Integra has agreed to pay investment sub-advisory fees to a sub-adviser with respect to each of the Funds as described above. The sub-advisory fees have no effect on the advisory fees paid by the Funds. During the fiscal year ended April 30, 1995, Integra paid sub-advisory fees in the following amounts (net of waivers): Prime Obligations Money Market Fund, $125,000; Treasury Securities Money Market Fund, $32,000; Equity Growth Fund, $98,000; GNMA Securities Fund, $44,000; Intermediate Government Securities Fund, $55,000; Pennsylvania Municipal Bond Fund, $43,000; and Pennsylvania Tax-Exempt Money Market Fund, $18,000.

2 The Company has been informed that Integra currently intends to continue to waive fees during the current fiscal year ending April 30, 1996 so that total operating expenses for the Prime Obligations Money Market Fund, Treasury Securities Money Market Fund, Equity Growth Fund, GNMA Securities Fund, Intermediate Government Securities Fund, Pennsylvania Municipal Bond Fund and Pennsylvania Tax-Exempt Money Market Fund will not exceed .55%, .55%, .95%, .85%, .85%, .85% and .55%, of their respective average net assets. These waivers are voluntary, and Integra may modify or terminate them at any time without a Fund's consent.

     For the fiscal year ended April 30, 1995, the Equity Growth Fund paid $143,000, $2,557, and $57,200 in total dollar amount of brokerage commissions, total brokerage commissions paid to SEI Financial Services Corporation in connection with repurchase agreement transactions, and total dollar amount of brokerage commissions paid for research, respectively. No other brokerage transactions or commissions were paid by this or any other Fund for the fiscal year ended April 30, 1995. The Funds, however, engage in transactions with dealers acting as principal and the costs of such transactions involve dealer spreads rather than brokerage commissions.

DESCRIPTION OF THE NEW ADVISORY AGREEMENTS

     The New Advisory Agreements are expected to remain in effect from the Bank Holding Company Merger until the consummation of a proposed combination of the Company with Armada Funds. Armada Funds is advised principally by National City Bank. If approved by the Company's Board of Directors and shareholders, this proposed combination is expected to occur later in 1996. The terms and conditions of the New Advisory Agreements, including advisory fees charged thereunder, are the same in all material respects as those of the Current Advisory Agreements.

     The New Advisory Agreements provide that they will continue in effect as to each Fund for specified initial terms from the date of execution, unless sooner terminated, and thereafter from year to year, provided that such continuance is specifically approved at least annually (i) by the vote of a majority of those members of the Board of Directors of the Company who are not "interested persons" (as defined in the 1940 Act) of any party to the agreements, and (ii) by the Board of Directors of the Company or by a vote of a majority of the outstanding shares of such Fund. The initial terms of the New National City Bank Advisory Agreement, the Integra Advisory Agreement, and the existing and proposed sub-advisory agreements with Wellington are two years, whereas the initial terms of the existing and proposed sub-advisory agreements with STI and WPG are one year. Each of the New Advisory Agreements may be terminated with respect to a Fund at any time, without the payment of any penalty, by any party thereto on 60 days' written notice, and automatically terminates upon its "assignment" (as defined in the 1940 Act).

     Both the New Advisory Agreements and the Current Advisory Agreements provide that neither the investment adviser nor any of the sub-advisers shall be liable for any error of judgment or mistake of law or for any loss suffered by the Company, except a loss resulting from willful misfeasance, bad faith or gross negligence by the investment adviser or sub-adviser in the performance of its duties or, except in the case of sub-advisory agreements with STI and WPG, from reckless disregard by it of its obligations and duties under the agreement.

     Under the New Advisory Agreements and the Current Advisory Agreements, the investment adviser and sub-advisers pay all expenses incurred by them in connection with their activities under the agreements, other than the cost of securities, commodities and other investments (including brokerage commissions and other transaction costs, if any) purchased or sold for a Fund.

     Like the Current Advisory Agreements, the New Advisory Agreements provide that in executing portfolio transactions and selecting brokers or dealers, the investment adviser and sub-advisers will use best efforts to seek on behalf of a Fund the best overall terms available. Certain of the Current Advisory Agreements and the New Advisory Agreements specify that in assessing the best overall terms available for any transaction, the investment advisers and sub-advisers will consider all factors they deem relevant, such as the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer, and the reasonableness of the commission, if any, both for the specific transaction and on a continuing basis.

     Additionally, the Current Advisory Agreements and the New Advisory Agreements provide that in evaluating the best overall terms available and in selecting a broker-dealer to execute a particular transaction, the investment advisers and sub-advisers may also consider the brokerage and research services provided to each fund and/or other accounts over which they exercise investment discretion. Certain of the Current Advisory Agreements and the New Advisory Agreements provide, subject to actions of the Board of Directors of the Company, that the investment advisers and sub-advisers are authorized to pay to a broker or dealer which provides such services a commission for executing a transaction which is in excess of the amount another broker or dealer would have charged if the investment adviser or sub-adviser determined in good faith that the commission was reasonable in relation to the value of the brokerage and research services provided viewed in terms of the particular transaction or in terms of the overall responsibilities of the investment adviser and sub-adviser to the Funds.

     Under both the Current Advisory Agreements and New Advisory Agreements, investment decisions for a Fund are made independently from those for other investment companies and accounts advised by the investment adviser and sub-advisers. Such other investment companies and accounts may invest in the same securities as a Fund. Under both the Existing and New Sub-Advisory Agreements, to the extent permitted by law, the sub-advisers may, but are not obligated to, aggregate the securities to be sold or purchased for a Fund with those to be sold or purchased for such other investment companies or accounts.

     The New National City Bank Advisory Agreement and the Integra Advisory Agreement provide that in allocating purchase and sale orders for portfolio securities (involving the payment of brokerage commissions or dealer concessions), the investment adviser may take into account the sale of Fund shares by broker-dealers and other financial institutions (including affiliates of the adviser and the distributor), provided it believes that the quality of the transaction and the amount of the commission are comparable to what they would be with other qualified firms.

     Under both the Current Advisory Agreements and New Advisory Agreements, portfolio securities will not be purchased from or sold to the investment adviser, any sub-adviser, or any affiliated person of any of the Company, the adviser or any sub-adviser in principal transactions, except to the extent permitted by law.

INFORMATION ABOUT INTEGRA TRUST COMPANY ("INTEGRA")

     Integra has its principal place of business at 300 Fourth Avenue, Pittsburgh, Pennsylvania 15278. Integra is a wholly-owned subsidiary of Integra Holding Company which in turn is a wholly owned subsidiary of Integra Financial Corporation. Both parents are located at the same address listed above for Integra. As of December 31, 1995, the following owned beneficially or of record 10% or more of any class of issued and outstanding voting securities of Integra Financial Corporation:

                                                 PERCENTAGE OF
                                                  OUTSTANDING      NUMBER OF
                                               VOTING SECURITIES    SHARES
                                               -----------------   ---------
Integra Trust Company........................        12.61%        4,164,138

     The name and principal occupation of the principal executive officer and each director of Integra as of February 22, 1996 were as follows:

                                                                    CONNECTION
        NAME AND POSITION                    NAME OF                WITH OTHER
           WITH INTEGRA                   OTHER COMPANY               COMPANY
---------------------------------- ---------------------------- -------------------
John R. Echement, Chairman and     Integra Financial            Vice Chairman
  Chief Executive Officer            Corporation
Stephen G. Hartle, President and   None
  Chief Operating Officer
Anthony J. Molinero,               None
  Executive Vice President
Douglas W. Sherratt,               None
  Executive Vice President
Dr. Joanne W. Boyle,               Seton Hall College           President
  Director
Dr. Karen Wolk Feinstein,          Jewish Healthcare Foundation President
  Director
Dr. Peter Gabriel,                 Union Town Hospital          Radiologist
  Director
Dr. Thomas A. Gardner,             Private Investor
  Director
Richard E. Knapp,                  Landmark Savings Association Chairman (Retired)
  Director
Arvid R. Nelson, Jr.,              Burns & Burns                Insurance Agent
  Director                           Associates, Inc.
Evans Rose, Jr.,                   Cohen & Grigsby              Attorney at Law
  Director
Eugene L. Strosser,                The Washington Hospital      President (Retired)
  Director
Richard L. Werner,                 The Werner Company           President
  Director
Alfred W. Wishart, Jr.,            The Pittsburgh Foundation    Executive Director
  Director

     All of the above persons may be reached c/o Integra Trust Company, 300 Fourth Avenue, Pittsburgh, Pennsylvania 15278.

INFORMATION ABOUT NATIONAL CITY BANK

     National City Bank has its principal place of business at 1900 East Ninth Street, Cleveland, Ohio 44114. National City Bank is a wholly-owned subsidiary of National City Corporation which is located at the same address listed above for National City Bank. As of December 31, 1995, no person, to the Company's knowledge, owned beneficially or of record 10% or more of any class of issued and outstanding voting securities of National City Corporation. National City Bank would advise the Funds pursuant to the New National City Bank Advisory Agreement.

     The name and principal occupation of the principal executive officer and each director of National City Bank as of February 22, 1996 were as follows:

                               POSITION             OTHER
                            WITH NATIONAL         BUSINESS               TYPE OF
          NAME                CITY BANK          CONNECTIONS            BUSINESS
------------------------- ------------------ -------------------   -------------------
James M. Biggar           Director           Chairman and Chief    Consulting firm
                                             Executive Officer,
                                             Glencairn Corp.
Edward B. Brandon         Director           Retired Chairman,     Bank holding
                                             National City         company
                                             Corporation
                                             Director, The         Automobile parts
                                             Standard Products     and supplies
                                             Company
                                             Director, RPM, Inc.   Manufacturer of
                                                                   protective
                                                                   coatings, roofing
                                                                   materials and paint
                                             Director, Premier     Electronics
                                             Industrial Corp.      distribution
John G. Breen             Director           Chairman and Chief    Manufacturer of
                                             Executive Officer,    paints, coatings,
                                             The Sherwin-          and containers
                                             Williams Company
Steve D. Bullock          Director           Chief Executive       Non-profit
                                             Officer and Chapter   organization
                                             Manager, American
                                             Red Cross
Werner F. Bush            Director           Executive Vice        Manufacturer of
                                             President and Chief   specialty chemicals
                                             Operating Officer,
                                             Ferro Corp.
Duane E. Collins          Director           President and Chief   Manufacturer of
                                             Executive Officer,    hydraulic and
                                             Parker Hannifin       automotive
                                             Corp.                 equipment

                               POSITION             OTHER
                            WITH NATIONAL         BUSINESS               TYPE OF
          NAME                CITY BANK          CONNECTIONS            BUSINESS
------------------------- ------------------ -------------------   -------------------
David A. Daberko          Director           Chairman and Chief    Bank holding
                                             Executive Officer,    company
                                             National City
                                             Corporation
                                             Director, National    Bank
                                             City Bank, Columbus
                                             Director, National    Bank
                                             City Bank,
                                             Northeast
                                             Director, National    Bank
                                             City Bank, Dayton
                                             Director, National    Bank
                                             City Bank,
                                             Northwest
                                             Director, National    Bank
                                             City Bank, Indiana
                                             Officer and           Tractor sales
                                             Director, Hudson
                                             Tractor Sales, Inc.
                                             Director, Student
                                             Loan Marketing
                                             Association
Robert J. Farling         Director           Chairman, President   Electric utility
                                             and Chief Executive
                                             Officer, Centerior
                                             Energy Corporation
Russell R. Gifford        Director           President, CNG        Natural gas
                                             Energy Services
                                             Corporation
Henry J. Goodman          Director           Chairman and Chief    Furniture company
                                             Executive Officer,
                                             H. Goodman, Inc.
Gordon D. Harnett         Director           President, Chairman   Manufacturer of
                                             and Chief Executive   engineered material
                                             Officer, Brush
                                             Wellman, Inc.
Leon J. Hendrix, Jr.      Director           Partner, Clayton,     Private investment
                                             Dubilier & Rice,      firm
                                             Inc.
Preston B. Heller, Jr.    Director           Chairman and Chief    Electronic
                                             Executive Officer,    component
                                             Pioneer-Standard      distributor
                                             Electronics, Inc.
J. Peter Kelly            Director           President and Chief   Manufacturer of
                                             Operating Officer,    steel
                                             LTV Steel Company
William E. MacDonald III  Chairman,          Director and          Bank holding
                          President, Chief   Executive Vice        company
                          Executive Officer  President, National
                          and Director       City Corporation

                               POSITION             OTHER
                            WITH NATIONAL         BUSINESS               TYPE OF
          NAME                CITY BANK          CONNECTIONS            BUSINESS
------------------------- ------------------ -------------------   -------------------
William P. Madar          Director           President and Chief   Manufacturer of
                                             Executive Officer,    machinery
                                             Nordson Corporation
H. Gene Nau               Director           President and Chief   Travel agency
                                             Executive Officer,
                                             Premier Travel
                                             Partners
William F. Patient        Director           Chairman, President   PVC manufacturer
                                             and Chief Executive
                                             Officer, The Geon
                                             Company
Dr. Jerry Sue Thornton    Director           President, Cuyahoga   Education
                                             Community College
William R. Robertson      Director, Chairman President, National   Bank holding
                          of Compensation    City Corporation      company
                          Committee, Member
                          of Executive
                          Committee
Shelley B. Roth           Director           President, Pierre's   Ice cream
                                             French Ice Cream
Donald S. Schofield       Director           Retired Chairman      Real estate
                                             and Chief Executive   investment trust
                                             Officer, First
                                             Union Real Estate
                                             Equity and Mortgage
                                             Investment
Thomas C. Sullivan        Director           Chairman of the       Manufacturer of
                                             Board and Chief       protective
                                             Executive Officer,    coatings, roofing
                                             RPM, Inc.             material and paint
Morry Weiss               Director           Chairman and Chief    Greeting cards
                                             Executive Officer,
                                             American Greetings
                                             Corporation
Theodore K. Zampetis      Director           President and Chief   Manufacturer of
                                             Operating Officer,    rubber and plastic
                                             The Standard          parts for
                                             Products Co.          automotive original
                                                                   equipment industry
W. Douglas Bannerman      Executive Vice     Senior Vice           Bank holding
                          President,         President, National   company
                          Corporate Banking  City Corporation
Jeffrey M. Biggar         Executive Vice     Senior Vice           Bank holding
                          President,         President, National   company
                          Personal Trust and City Corporation
                          Private Banking

                               POSITION             OTHER
                            WITH NATIONAL         BUSINESS               TYPE OF
          NAME                CITY BANK          CONNECTIONS            BUSINESS
------------------------- ------------------ -------------------   -------------------
Paul G. Clark             Executive Vice     None
                          President,
                          Corporate Banking
Jane Grebenc              Executive Vice     None
                          President, Retail
                          Banking
Jeffrey D. Kelly          Executive Vice     Executive Vice        Bank holding
                          President,         President, National   company
                          Investments        City Corporation
Bruce T. Muddell          Executive Vice     None
                          President, Credit
                          Administration
Harold B. Todd, Jr.       Executive Vice     Executive Vice        Bank holding
                          President,         President, National   company
                          Institutional      City Corporation
                          Trust & Asset
                          Management

     All of the above persons may be reached c/o National City Bank, 1900 East Ninth Street, Cleveland, Ohio 44114.

     National City Bank serves as an investment adviser to the following portfolios with investment objectives similar to those of certain of the Funds:

                                   SIZE OF        ADVISORY
          PORTFOLIO               PORTFOLIO         FEE*
-----------------------------    ------------     --------
Armada Money Market Fund         $1.6 billion       .35%
Armada Government Fund           $695 million       .35%
Armada Treasury Fund             $250 million       .30%
Armada Equity Fund               $161 million       .75%

---------------

* Annual rate per average daily net assets; National City Bank may from time to time waive its advisory fees.

INFORMATION ABOUT WELLINGTON MANAGEMENT COMPANY ("WELLINGTON")

     Wellington has its principal place of business at 75 State Street, Boston, Massachusetts 02109. Wellington was founded in 1933 and is a Massachusetts general partnership. Information about the general partners of Wellington, each of whom is a full-time employee of Wellington, together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by such general partners during the last two fiscal years, is incorporated by reference to Schedules A and D of Form ADV, filed by Wellington pursuant to the 1940 Act (SEC file No. 801-15908). Wellington is registered as an investment adviser under the 1940 Act.

     Wellington currently serves as an investment adviser to the following portfolios with investment objectives similar to those of the Prime Obligations Money Market Fund, Treasury Securities Money Market Fund, GNMA Securities Fund and Intermediate Government Securities Fund:

                                SIZE OF
             PORTFOLIO         PORTFOLIO            ADVISORY FEE
      -----------------------  ---------     ---------------------------
      Arbor Funds: Golden Oak
      Prime Obligation Money
      Market Portfolio           180,158     First $500 Million   0.075%
                                             Over $500 Million    0.020%
      Arbor Funds: OVB Prime      94,019     First $500 Million   0.075%
      Obligations Portfolio                  Over $500 Million    0.020%
      SEI Liquid Asset Trust   2,274,234     First $500 Million   0.075%
      Prime Obligation
        Portfolio                            Over $500 Million    0.020%
      SEI Daily Income Trust     110,755     First $500 Million   0.075%
      Money Market Portfolio*                Over $500 Million    0.020%
      Anchor Series Trust         94,765     First $500 Million   0.075%
      Money Market Portfolio                 Over $500 Million    0.020%
      NASL Series Trust          261,513     First $500 Million   0.075%
      Money Market Portfolio                 Over $500 Million    0.020%
      North American Funds        18,722     First $500 Million   0.075%
      Money Market Portfolio                 Over $500 Million    0.020%
      Prudential: Target US       18,870     All Asset Levels     0.125%
      Government Money
      Market Portfolio
      SEI Daily Income Trust
        Portfolio*               378,168     First $500 Million   0.100%
        Short-Term Government                Next $500 Million    0.075%
          Portfolio                          Over $1 Billion      0.050%
        Intermediate-Term
          Government
          Portfolio
        GNMA Portfolio
        Short-Term Mortgage
          Portfolio
      Vanguard Fixed Income    13,031,469    First $2.5 Billion   0.125%
      Securities Portfolio*                  Next $2.5 Billion    0.100%
        GNMA Portfolio                       Next $2.5 Billion    0.075%
        High Yield Corporate
          Portfolio                          Over $7.5 Billion    0.050%
        Investment Grade
          Corporate

---------------
* Fee waivers may be in effect.

INFORMATION ABOUT STI CAPITAL MANAGEMENT, N.A. ("STI")

     STI has its principal place of business at 200 S. Orange Avenue, Orlando, Florida 32802. STI is a wholly-owned subsidiary of SunTrust Banks, Inc. which is located at One Park Place, N.E., Atlanta, Georgia 30303. Information about the principal officers and directors of STI, together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by such officers and directors during the last two fiscal years, is set forth below. STI is registered as an investment adviser under the 1940 Act.

                                                                 CONNECTION
                                              NAME OF OTHER         WITH
        NAME AND POSITION WITH STI               COMPANY        OTHER COMPANY
------------------------------------------  ------------------  -------------
Anthony R. Gray, Chairman, President and
  Chief Investment Officer................          --               --
Elliott A. Perny, Executive Vice President
  and Chief Portfolio Manager.............          --               --
Stuart F. Van Arsdale, Senior Vice
  President...............................          --               --
Hunting Deutch, Director..................          --               --
Jonathan D. Rich, Director................          --               --
Jenner Wood, Director.....................          --               --
Robert Buhrmann, Senior Vice President....          --               --
Larry M. Cole, Senior Vice President......          --               --
L. Earl Denney, Senior Vice President.....          --               --
Thomas A. Edgar, Senior Vice President....          --               --
Daniel G. Shannon, Senior Vice
  President...............................          --               --
Ronald Schwartz, Vice President...........          --               --
                                                                Director/25%
Ryan R. Burrow, Vice President............  Catalina Lighting       owner
Mills A. Riddick, Senior Vice President...          --               --
Christopher A. Jones, Vice President......          --               --
Michael R. Scoffone, Vice President.......          --               --
David E. West, Vice President.............          --               --

     All of the above persons may be reached c/o STI Capital Management, N.A., 200 S. Orange Avenue, Orlando, Florida 32802.

     STI currently serves as an investment adviser to the following portfolios with investment objectives similar to those of the Equity Growth Fund:

                                               SIZE OF
                   PORTFOLIO                  PORTFOLIO     ADVISORY FEE*
      -----------------------------------  ---------------  -------------
      STI Classic Capital                  $1.2 billion         1.15%
        Growth Fund
      SEI Capital Appreciation Fund        $270 million          .25%

---------------

* STI has reduced the advisory fees for the STI Classic Capital Growth Fund, however any fee reductions are voluntary and may be terminated at any time; STI does not intend to waive or otherwise reduce its advisory fees with respect to the SEI Capital Appreciation Fund.

INFORMATION ABOUT WEISS, PECK & GREER, L.L.C. ("WPG")

     WPG has its principal place of business at One New York Plaza, New York, New York, 10004. WPG is a limited liability company. Information about the principals of WPG, together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by such principals during the last two fiscal years, is incorporated by reference to Schedules A and D of Form ADV, filed by WPG pursuant to the 1940 Act (SEC file No. 801-6604). WPG is registered as an investment adviser under the 1940 Act.

     WPG currently serves as an investment adviser to the following portfolio with an investment objective similar to those of the Pennsylvania Municipal Bond Fund and Pennsylvania Tax-Exempt Money Market Fund:

               PORTFOLIO              SIZE OF PORTFOLIO     ADVISORY FEE*
    --------------------------------  ------------------    --------------
    SEI Pennsylvania Tax-Free            $28 million          See below
      Money Market Fund

---------------

* WPG does not intend to waive or otherwise reduce its advisory fee.

     WPG advises several other portfolios within this fund complex. WPG receives a blended fee within the SEI Tax-Exempt Trust (which includes the SEI Pennsylvania Tax-Free Money Market Fund) at an annual rate of .05% of the first $500 million, .04% on the next $500 million; and .03% on the Funds' aggregate net assets in excess of $1 billion.

AUTHORITY TO ACT AS INVESTMENT ADVISER AND SUB-ADVISER

     Banking laws and regulations currently prohibit a bank holding company registered under the federal Bank Holding Company Act of 1956 or any affiliate thereof from sponsoring, organizing or controlling a registered open-end investment company continuously engaged in the issuance of its shares, and prohibit banks generally from underwriting, selling or distributing securities, but in general do not prohibit such a holding company or affiliate banks generally from acting as investment adviser, transfer agent or custodian to such an investment company or from purchasing shares of such a company as agent for and upon the order of customers. National City Bank is subject to such laws and regulations, but believes that it may perform the services contemplated by the agreements discussed above without violating the Glass-Steagall Act or other applicable banking laws or regulations. Future changes in legal requirements relating to the permissible activities of banks and their affiliates, as well as future interpretations of current requirements, could prevent National City Bank from continuing to perform such services for the Company. If National City Bank were prohibited from acting as investment adviser to the Company, it is expected that the Board of Directors of the Company would recommend that Shareholders approve new investment advisory arrangements.

BOARD OF DIRECTORS' CONSIDERATIONS AND RECOMMENDATIONS

     As stated above, because the Bank Holding Company Merger will result in a change in control of Integra, the Current Advisory Agreements will automatically terminate upon consummation of the merger. The Board of Directors of the Company approved the New Advisory Agreements at a meeting on February 12, 1996. Integra and National City Bank recommended that each of the Funds be provided investment advisory services as described in this Proxy Statement following the proposed merger of the bank holding companies. The Board of Directors of the Company considered the effect of the proposed merger of the bank holding companies on the Company and the recommendations of Integra and National City Bank.

     The Board of Directors' approval of the New Advisory Agreements was granted after consideration and review of such information as the Board of Directors deemed relevant. The Board considered the structure and organization of National City Bank and the quality of the investment advisory services that have been provided to Armada Funds by National City Bank. The Board considered the quality of the investment sub-advisory services that have been provided to the Funds in the past by Wellington, STI and WPG, and which are expected to continue to be provided after the Bank Holding Company Merger. They also considered the investment performance of the Funds. The Board of Directors further noted that the terms and conditions of the New Advisory Agreements were the same in all material respects as those in the Current Advisory Agreements, including the advisory fees. The Board of

Directors reaffirmed their previous determination that such terms and fees were fair.

     After consideration of the foregoing factors, together with certain other information considered to be relevant, the Board of Directors of the Company unanimously approved the New Advisory Agreements and directed that they be submitted to shareholders for approval. THE BOARD OF DIRECTORS OF THE COMPANY UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS OF EACH FUND VOTE "FOR" APPROVAL OF THE NEW ADVISORY AGREEMENTS.

VOTES REQUIRED FOR APPROVAL OF MATTERS AT THE SPECIAL MEETING

     Under the 1940 Act, the New Advisory Agreements must be approved by the holders of a majority of the outstanding shares of each Fund to which the agreements relate, with each Fund's shareholders voting separately. As used in this Proxy Statement, a majority of the outstanding shares of a Fund means the lesser of (i) 67% of the shares of the Fund present at the Special Meeting if the holders of more than 50% of the outstanding shares of the Fund are present in person or by proxy, or (ii) more than 50% of the outstanding shares of the Fund.

     A quorum is constituted with respect to a Fund by the presence in person or by proxy of the holders of one-third of the outstanding shares of the Fund entitled to vote at the Special Meeting. In tallying shareholder votes, abstentions and broker non-votes (i.e., proxies sent in by brokers and other nominees that cannot be voted on a proposal because instructions have not been received from the beneficial owners) will be counted for purposes of determining whether a quorum is present for purposes of convening the Special Meeting. However, abstentions and broker non-votes will have the same effect as a vote against the proposal.

     If approved by the holders of a majority of the outstanding shares of each Fund, it is anticipated that the New Advisory Agreements will become effective as soon as practicable following the Special Meeting. If the holders of a majority of the outstanding shares of a Fund do not approve the New Advisory Agreements, the Board of Directors will consider what action to take in the best interests of the shareholders of that Fund.

     In the event that a quorum is not present at the Special Meeting, or in the event that a quorum is present at the Special Meeting but sufficient votes to approve the New Advisory Agreements or any of them are not received, the persons named as proxies may propose one or more adjournments of the Special Meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of those shares affected by the adjournment that are represented at the Special Meeting in person or by proxy. If a quorum is present, the persons named as proxies will vote those proxies which they are entitled to vote for the New Advisory Agreements in favor of such adjournments, and will vote those proxies required to be voted against such proposals against any adjournment. A shareholder vote may be taken with respect to one or more Funds prior to any such adjournment if sufficient votes have been received for approval with respect to any such Fund.

     The Company has been advised by Integra that shares of each Fund over which Integra has voting power will, except as to accounts established for employee benefit plans of Integra and its affiliates, be voted in accordance with instructions received from beneficial owners or fiduciaries of such accounts who are not related to Integra or its affiliates. As to employee benefit plans of Integra and its affiliates, and as to accounts for which no instructions are received from beneficial owners or fiduciaries, Integra will cast such votes (i) in the same proportion as shares owned by other fiduciary accounts maintained by Integra, (ii) to the extent permitted or required by law, in the exercise of Integra's own discretion, or (iii) in accordance with the recommendation of a fiduciary that is independent of Integra.

     If the accompanying proxy is executed and returned in time for the Special Meeting, the shares covered thereby will be voted in accordance with the proxy on all matters that may properly come before the Special Meeting or any adjournment thereof.

     THE BOARD OF DIRECTORS OF THE COMPANY UNANIMOUSLY RECOMMENDS THAT THE SHAREHOLDERS OF EACH FUND VOTE "FOR" APPROVAL OF THE NEW ADVISORY AGREEMENTS.

                             ADDITIONAL INFORMATION

BENEFICIAL OWNERS

     As of December 31, 1995, the Company's directors and officers, as a group, beneficially owned less than 1% of the shares of the Company.

     As of February 29, 1996, the following persons beneficially owned of record 5% or more of the shares of any Fund of the Company.

                                                                PERCENTAGE OF
                                                 NUMBER OF       OUTSTANDING
                                                  SHARES           SHARES
                                             -----------------  -------------
PRIME OBLIGATIONS MONEY MARKET FUND --
CLASS A SHARES
Integra Trust Co., N.A.                       232,616,231.0900      77.38%
300 Fourth Avenue
Pittsburgh, PA 15278-2232
Integra Financial Corporation                  58,634,368.7800      19.50%
Omnibus Account for
Integra Bank Pittsburgh
300 Fourth Avenue 2-191
Pittsburgh, PA 15278
TREASURY SECURITIES MONEY MARKET FUND --
CLASS A SHARES
Integra Financial Corporation                  89,636,927.8700      63.63%
Omnibus Account for
Integra Bank Pittsburgh
300 Fourth Avenue 2-191
Pittsburgh, PA 15278
Integra Trust Co., N.A.                        45,433,724.2100      32.25%
300 Fourth Avenue
Pittsburgh, PA 15278-2232
GNMA SECURITIES FUND --
CLASS A SHARES
Integra Trust Co., N.A.                         5,855,276.0000      97.60%
300 Fourth Avenue
Pittsburgh, PA 15278-2232
INTERMEDIATE GOVERNMENT SECURITIES FUND --
CLASS A SHARES
Integra Trust Co., N.A.                         8,591,543.0000      98.46%
300 Fourth Avenue
Pittsburgh, PA 15278-2232

                                                                PERCENTAGE OF
                                                 NUMBER OF       OUTSTANDING
                                                  SHARES           SHARES
                                             -----------------  -------------
EQUITY GROWTH FUND --
CLASS A SHARES
Integra Trust Co., N.A.                         4,483,096.0000      94.56%
300 Fourth Avenue
Pittsburgh, PA 15278-2232
PENNSYLVANIA MUNICIPAL BOND FUND --
CLASS A SHARES
Integra Trust Co., N.A.                         3,804,979.0000      99.69%
300 Fourth Avenue
Pittsburgh, PA 15278-2232
PENNSYLVANIA TAX-EXEMPT MONEY MARKET FUND --
CLASS A SHARES
Integra Trust Co., N.A.                        68,082,598.4100      88.01%
300 Fourth Avenue
Pittsburgh, PA 15278-2232
Integra Financial Corporation                   7,661,016.6200       9.90%
Omnibus Account for
Integra Bank Pittsburgh
300 Fourth Avenue 2-191
Pittsburgh, PA 15278

     All of these shares were beneficially owned by the record owners named above because they possessed or shared investment or voting power with respect to them while owning the shares or while acting in a fiduciary, advisory, custodial, or other similar capacity on behalf of their customers.

     For purposes of the 1940 Act, any person who owns directly or through one or more controlled companies more than 25 percent of the voting securities of a company is presumed to "control" such company. Under this definition, Integra and its affiliates may be deemed to be controlling persons of the Company.

INCORPORATION BY REFERENCE

     This Proxy Statement incorporates by reference Schedules A and D of Form ADV, filed by Wellington pursuant to the 1940 Act (SEC File No. 801-15908) and Schedules A and D of Form ADV, filed by WPG pursuant to the 1940 Act (SEC File No. 801-6604). These schedules will be provided, without charge, upon written request to Inventor Funds, Inc., c/o SEI Financial Services Company, 680 East Swedesford Road, Wayne, Penn-sylvania 19087-1658 or upon oral request by calling 1-800-6INVENT(1-800-646-8368).

ANNUAL MEETINGS

     As a Maryland corporation, the Company is not required to hold annual meetings of shareholders, nor does it presently intend to hold annual meetings of shareholders for the election of directors and other business unless and until such time as less than a majority of the directors holding office have been elected by the shareholders, at which time the directors then in office will call a shareholders' meeting for the election of directors. Shareholders have the right to call a meeting of shareholders to consider the removal of one or more directors or for other matters and such meetings will be called when requested in writing by the holders of record of 10% or more of the Funds' outstanding shares of common stock. To the extent required by law, the Company will assist in shareholder communications on such matters.

DISTRIBUTOR AND ADMINISTRATOR

     Shares are distributed on a continuous basis by the Company's sponsor and distributor, SEI Financial Services Company, which is located at 680 East Swedesford Road, Wayne, Pennsylvania 19087-1658. SEI Financial Management Company, which is located at the same address listed above, serves as the Administrator to the Company.

OTHER BUSINESS

     No business other than the matters described above is expected to come before the Special Meeting, but should any other matter requiring a vote of shareholders arise, the persons named in the enclosed proxy will vote thereon according to their best judgment in the interests of the Company.

     SHAREHOLDERS WHO DO NOT EXPECT TO BE PRESENT AT THE SPECIAL MEETING AND WHO WISH TO HAVE THEIR SHARES VOTED ARE REQUESTED TO DATE AND SIGN THE ENCLOSED PROXY AND RETURN IT IN THE ENCLOSED ENVELOPE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

                                   EXHIBIT A

                                    PROPOSED
                              INVENTOR FUNDS, INC.
                         INVESTMENT ADVISORY AGREEMENT

     AGREEMENT made this   th day of           , 1996, by and between INVENTOR
FUNDS, INC., a Maryland corporation (the "Company") and NATIONAL CITY BANK (the "Adviser").

     WHEREAS, the Company is an open-end, diversified management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"), consisting of several series of shares, each having its own investment policies; and

     WHEREAS, the Company has retained SEI Financial Management Corporation (the "Administrator") to provide administration of the Company's operations, subject to the control of the Board of Directors;

     WHEREAS, the Company desires to retain the Adviser to render investment management services with respect to its Prime Obligations Money Market Fund, Treasury Securities Money Market Fund, Pennsylvania Tax-Exempt Money Market, Equity Growth, Intermediate Government Securities, GNMA Securities and Pennsylvania Municipal Bond Funds and such other funds as the Company and the adviser may agree upon (the "Funds"), and the Adviser is willing to render such services;

     NOW, THEREFORE, in consideration of mutual covenants herein contained, the parties hereto agree as follows:

     1. DUTIES OF THE ADVISER. The Company employs the Adviser to manage the investment and reinvestment of the assets, to supervise and monitor the investment activities of any sub-advisers appointed for the Funds by the Directors of the Company, and to continuously review, supervise, and administer the investment program of the Funds, to determine in its discretion the securities to be purchased or sold, to provide the Administrator and the Company with records concerning the Adviser's activities which the Company is required to maintain, and to render regular reports to the Administrator and to the Company's Officers and Directors concerning the Adviser's discharge of the foregoing responsibilities.

     The Adviser shall discharge the foregoing responsibilities subject to the control of the Board of Directors of the Company and in compliance with such policies as the Directors may from time to time establish, and in compliance with the objectives, policies, and limitations for each such Fund set forth in the Company's prospectus and statement of additional information as amended from time to time (referred to collectively as the "Prospectus"), and applicable laws and regulations. The Company will furnish the Adviser from time to time with copies of all amendments or supplements to the Prospectus, if any.

     The Adviser accepts such employment and agrees, at its own expense, to render the services and to provide the office space, furnishings and equipment and the personnel required by it to perform the services on the terms and for the compensation provided herein. The Adviser will not, however, pay for the cost of securities, commodities, and other investments (including brokerage commissions and other transaction charges, if any), purchased or sold for the Company.

     2. DELIVERY OF DOCUMENTS. The Company has furnished the Adviser with copies properly certified or authenticated of each of the following:

     a. The Company's Articles of Incorporation, as filed with the State Secretary of the State of Maryland on April 22, 1994 and all amendments thereto (such Articles of Incorporation, as presently in effect and as it shall from time to time be amended, is herein called the "Articles of Incorporation");

     b. The Company's By-Laws, and amendments thereto;

     c. The most recent Prospectuses of the Fund.

     3. OTHER COVENANTS.  The Investment Adviser agrees that it:

     (a) will comply with all applicable Rules and Regulations of the Securities and Exchange Commission and will in addition conduct its activities under this Agreement in accordance with other applicable law;

     (b) will place orders pursuant to its investment determinations for the Fund either directly with the issuer or with any broker or dealer. In executing portfolio transactions and selecting brokers or dealers, the Investment Adviser will use its best efforts to seek on behalf of the Fund the best overall terms available. In assessing the best overall terms available for any transaction, the Investment Adviser shall consider all factors that it deems relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer, and the reasonableness of the commission, if any, both for the specific transaction and on a continuing basis. In evaluating the best overall terms available, and in selecting the broker-dealer to execute a particular transaction the Investment Adviser may also consider the brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934) provided to the Fund and/or other accounts over which the Investment

Adviser or an affiliate of the Investment Adviser may exercise investment discretion. The Investment Adviser is authorized, subject to the prior approval of the Company's Board of Directors, to pay to a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction for any of the Funds which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if, but only if, the Investment Adviser determines in good faith that such commission was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer -- viewed in terms of that particular transaction or terms of the overall responsibilities of the Investment Adviser to the Fund. In addition, the Investment Adviser is authorized to allocate purchase and sale orders for portfolio securities to brokers or dealers (including brokers and dealers that are affiliated with the Investment Adviser or the Company's principal underwriter) to take into account the sale of shares of the Company if the Investment Adviser believes that the quality of the transaction and the commission are comparable to what they would be with other qualified firms. In no instance, however, will portfolio securities be purchased from or sold to the Investment Adviser, the Company's principal underwriter, or any affiliated person of either the Company, the Investment Adviser, or the principal underwriter, acting as principal in the transaction, except to the extent permitted by the Securities and Exchange Commission and the 1940 Act; and

     (c) will maintain a policy and practice of conducting its investment advisory services hereunder independently of its commercial banking operations. When the Investment Adviser makes investment recommendations for the Fund, its investment advisory personnel will not inquire or take into consideration whether the issuer of securities proposed for purchase or sale for the Fund's accounts are customers of its commercial department. In dealing with commercial customers, the Investment Adviser's commercial department will not inquire or take into consideration whether securities of those customers are held by the Fund.

     4. COMPENSATION OF THE ADVISER. For the services to be rendered by the Adviser as provided in Sections 1 and 2 of this Agreement, the Company shall pay to the Adviser compensation at the rate specified in the Schedule(s) which are attached hereto and made a part of this Agreement. Such compensation shall be paid to the Adviser at the end of each month, and calculated by applying a daily rate, based on the annual percentage rates as specified in the attached Schedule(s), to the assets. The fee shall be based on the average daily net assets for the month involved.

     All rights of compensation under this Agreement for services performed as of the termination date shall survive the termination of this Agreement.

     5. EXCESS EXPENSES. If the expenses for any Fund for any fiscal year (including fees and other amounts payable to the Adviser, but excluding interest, taxes, brokerage costs, litigation, and other extraordinary costs) as calculated every business day would exceed the expense limitations imposed on investment companies by any applicable statute or regulatory authority of any jurisdiction in which shares are qualified for offer and sale, the Adviser shall bear such excess cost.

     However, the Adviser will not bear expenses of the Company or any Fund which would result in the Company's inability to qualify as a regulated investment company under provisions of the Internal Revenue Code. Payment of expenses by the Adviser pursuant to this Section 5 shall be settled on a monthly basis (subject to fiscal year-end reconciliation) by a reduction in the fee payable to the Adviser for such month pursuant to Section 4 and, if such reduction shall be insufficient to offset such expenses, by reimbursing the Company.

     6. REPORTS. The Company and the Adviser agree to furnish to each other, if applicable, current prospectuses, proxy statements, reports to shareholders, certified copies of their financial statements, and such other information with regard to their affairs as each may reasonably request.

     7. STATUS OF THE ADVISER. The services of the Adviser to the Company are not to be deemed exclusive, and the Adviser shall be free to render similar services to others so long as its services to the Company are not impaired thereby. The Adviser shall be deemed to be an independent contractor and shall, unless otherwise expressly provided or authorized, have no authority to act for or represent the Company in any way or otherwise be deemed an agent of the Company. To the extent that the purchase or sale of securities or other investments of the issuer may be deemed by the Investment Adviser to be suitable for two or more accounts managed by the Investment Adviser, the available securities or investments may be allocated in a manner believed by the Investment Adviser to be equitable to each account. It is recognized that in some cases this may adversely affect the price paid or received by the Company or the size or position obtainable for or disposed by the Company or any Fund.

     8. CERTAIN RECORDS. Any records required to be maintained and preserved pursuant to the provisions of Rule 31a-1 and 31a2 promulgated under the 1940 Act which are prepared or maintained by the Adviser on behalf of the Company are the property of the Company and will be surrendered promptly to the Company on request. The Investment Adviser further agrees to preserve for the periods prescribed in Rule 31a-2 under the 1940 Act the records required to be maintained under Rule 31a-1 under the 1940 Act.

     9. LIMITATION OF LIABILITY OF THE ADVISER. The duties of the Adviser shall be confined to those expressly set forth herein, and no implied duties are assumed by or may be asserted against the Adviser hereunder. The Adviser shall not be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in carrying out its duties hereunder, except a loss resulting from willful misfeasance, bad faith or gross negligence in the performance of its duties, or by reason of reckless disregard of its obligations and duties hereunder, except as may otherwise be provided under provisions of applicable state law which cannot be waived or modified hereby. (As used in this Section 9, the term "Adviser" shall include directors, officers, employees and other corporate agents of the Adviser as well as that corporation itself.)

     10. PERMISSIBLE INTERESTS. Directors, agents, and shareholders of the Company are or may be interested in the Adviser (or any successor thereof) as directors, partners, officers, or shareholders, or otherwise; directors, partners, officers, agents, and shareholders of the Adviser are or may be interested in the Company as Directors, shareholders or otherwise; and the Adviser (or any successor) is or may be interested in the Company as a shareholder or otherwise subject to the provisions of applicable law. Provided further that all such interests shall be fully disclosed between the parties on an ongoing basis and in the Company's Prospectus as required by law. In addition, brokerage transactions for the Company may be effected through affiliates of the Adviser if approved by the Board of Directors, subject to the rules and regulations of the Securities and Exchange Commission.

     11. DURATION AND TERMINATION. This Agreement, unless sooner terminated as provided herein, shall remain in effect until two years from date of execution, and thereafter, for periods of one year so long as such continuance thereafter is specifically approved at least annually (a) by the vote of a majority of those Directors of the Company who are not parties to this Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval, and (b) by the Directors of the Company or by vote of a majority of the outstanding voting securities of each Fund; provided, however, that if the shareholders of any Fund fail to approve the Agreement as provided herein, the Adviser may continue to serve hereunder in the manner and to the extent permitted by the 1940 Act and rules and regulations thereunder. The foregoing requirement that continuance of this Agreement be "specifically approved at least annually" shall be construed in a manner consistent with the 1940 Act and the rules and regulations thereunder.

     This Agreement may be terminated as to any Fund at any time, without the payment of any penalty by vote of a majority of the Directors of the Company or by vote of a majority of the outstanding voting securities of the Funds on not less than 30 days nor more than 60 days written notice to the Adviser, or by the Adviser at any time without the payment of any penalty, on 90 days written notice to the Company. This Agreement will automatically and immediately terminate in the event of its assignment. Any notice under this Agreement shall be given in writing, addressed and delivered, or mailed postpaid, to the other party at any office of such party.

     As used in this Section 11, the terms "assignment," "interested persons," and a "vote of a majority of the outstanding voting securities" shall have the respective meanings set forth in the 1940 Act and the rules and regulations thereunder; subject to such exemptions as may be granted by the Securities and Exchange Commission under said Act.

     12. NOTICE. Any notice required or permitted to be given by either party to the other shall be deemed sufficient if sent by registered or certified mail, postage prepaid, addressed by the party giving notice to the other party at the last address furnished by the other party to the party giving notice: if to the Company, at 680 East Swedesford Road, Wayne, PA 19087, Attention: Legal Department and if to the Adviser at: 300 Fourth Avenue, Pittsburgh, PA 15222,
Attention: President.

     13. SEVERABILITY. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby.

A copy of the Agreement and Articles of Incorporation of the Company is on file with the Secretary of the State of Maryland, and notice is hereby given that this instrument is executed on behalf of the Directors of the Company as Directors, and are not binding upon any of the Directors, officers, or shareholders of the Company individually but binding only upon the assets and property of the Company.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the day and year first written above.

                                           NATIONAL CITY BANK

                                           By:____________________________

                                           Title:_________________________

                                           INVENTOR FUNDS, INC.

                                           By:____________________________

                                           Title:_________________________

                                   SCHEDULE A
                                     TO THE
                         INVESTMENT ADVISORY AGREEMENT
                                    BETWEEN
                              INVENTOR FUNDS, INC.
                                      AND
                               NATIONAL CITY BANK

Pursuant to Article 4, the Company shall pay the Adviser compensation at an annual rate as follows:

        Treasury Securities Money Market Fund.....   0.45%
        Pennsylvania Tax-Exempt Money Market
          Fund....................................   0.45%
        Prime Obligations Money Market Fund.......   0.45%
        Equity Growth Fund........................   0.85%
        Intermediate Government Securities Fund...   0.70%
        GNMA Securities Fund......................   0.70%
        Pennsylvania Municipal Bond Fund..........   0.70%

                                   EXHIBIT B

                                    PROPOSED
                              INVENTOR FUNDS, INC.
                       INVESTMENT SUB-ADVISORY AGREEMENT

     AGREEMENT made this   th day of           , 1996, by and among National
City Bank, a national banking association (the "Adviser"), Wellington Management Company, a Massachusetts general partnership (the "Sub-Adviser") and the Inventor Funds, Inc., a Maryland corporation (the "Company").

     WHEREAS, the Company is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"); and

     WHEREAS, the Adviser has entered into an Investment Advisory Agreement
dated           , 1996 (the "Advisory Agreement") with the Company, pursuant to which the Adviser will act as investment adviser to the Prime Obligations Money Market Fund, Treasury Securities Money Market Fund, Intermediate Government Securities Fund and GNMA Securities Fund (the "Funds"); and

     WHEREAS, the Adviser and the Company each desire to retain the Sub-Adviser to provide investment advisory services to the Company in connection with the management of the Funds, and the Sub-Adviser is willing to render such investment advisory services.

     NOW, THEREFORE, the parties hereto agree as follows:

    1. (a)  Subject to supervision by the Adviser and the Company's
            Board of Directors, the Sub-Adviser shall manage the investment operations of the Funds and the composition of the Funds' portfolios, including the purchase, retention and disposition thereof, in accordance with the Funds' investment objectives, policies and restric-tions as stated in the Funds' Prospectus (such
            Prospectus and the Statement of Additional Information, as currently in effect and as amended or supplemented from time to time, being herein called the "Prospectus"), and subject to the following:

            (1) The Sub-Adviser shall provide supervision of the
                Funds' investments and determine from time to time what investments and securities will be purchased, retained or sold by the Funds, and what portion of the costs will be invested or held uninvested in cash.

            (2) In the performance of its duties and obligations
                under this Agreement, the Sub-Adviser shall act in conformity with the Company's Articles of Incorporation and the Prospectus and with the instructions and directions of the Adviser and of the Board of Directors of the Company and will conform to and comply with the requirements of the 1940 Act, the Internal Revenue Code of 1986, and all other applicable federal and state laws and regulations, as each is amended from time to time.

            (3) The Sub-Adviser shall determine the securities to
                be purchased or sold by the Funds and will place orders with or through such persons, brokers or dealers to carry out the policy with respect to brokerage set forth in the Funds' Registration Statement (as defined herein) and Prospectus or as the Board of Directors or the Adviser may direct from time to time, in conformity with federal securities laws.
                In providing the Fund with investment supervision, the SubAdviser will give primary consideration to securing the most favorable price and efficient execution. Within the framework of this policy, the Sub-Adviser may consider the financial responsibility, research and investment information and other services provided by brokers or dealers who may effect or be a party to any such transaction or other transactions to which the Sub-Adviser's other clients may be a party. It is understood that it is desirable for the Funds that the Sub-Adviser have access to supplemental investment and market research and security and economic analysis provided by brokers who may execute brokerage transactions at higher cost to the Funds than may result when allocating brokerage to other brokers on the basis of seeking the most favorable price and efficient execution. Therefore, the Sub-Adviser is authorized to place orders for the purchase and sale of securities for the Funds with such brokers, subject to review by the Company's Board of Directors from time to time with respect to the extent and continuation of this practice. It is understood that the services provided by such brokers may be useful to the SubAdviser in connection with the Sub-Adviser's services to other clients. On occasions when the Sub-Adviser deems the purchase or sale of a security to be in the best interest of the Funds as well as other clients of the Sub-Adviser, the Sub-Adviser, to the extent permitted by applicable laws and regulations, may, but shall be under no obliga-

                tion to, aggregate the securities to be so purchased or sold in order to obtain the most favorable price or lower brokerage commissions and efficient execution. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Sub-Adviser in the manner it considers to be the most equitable and consistent with its fiduciary obligation to the Funds and to such other clients.

            (4) The Sub-Adviser shall maintain all books and
                records with respect to the Funds' portfolio transactions required by subparagraphs (b)(5), (6),
                (7), (9), (10) and (11) and paragraph (f) of Rule
                31a-1 under the 1940 Act and shall render to the Company's Board of Directors such periodic and special reports as the Company's Board of Directors may reasonably request.

            (5) The Sub-Adviser shall provide the Funds' Custodian
                on each business day with information relating to all transactions concerning the Funds' assets and shall provide the Adviser with such information upon request of the Adviser.

            (6) The investment management services provided by the
                Sub-Adviser under this Agreement are not to be deemed exclusive and the Sub-Adviser shall be free to render similar services to others, as long as such services do not impair the services rendered to the Adviser or the Company.

       (b) Services to be furnished by the Sub-Adviser under this Agreement may be furnished through the medium of any of the Sub-Adviser's partners, officers or employees.

       (c) The Sub-Adviser shall keep the Funds' books and records required to be maintained by the Sub-Adviser pursuant to paragraph 1(a) of this Agreement and shall timely furnish to the Adviser all information relating to the Sub-Adviser's services under this Agreement needed by the Adviser to keep the other books and records of the Funds required by Rule 31a-1 under the 1940 Act. The
            Sub-Adviser agrees that all records that it maintains on behalf of the Funds are property of the Funds and the Sub-Adviser will surrender promptly to the Funds any of such records upon the Funds' request; provided, however, that the Sub-Adviser may retain a copy of such records. The Sub-Adviser further agrees to preserve for the periods prescribed by Rule 31a-2 under the 1940 Act any such records as are required to be maintained by it pursuant to paragraph 1(a) of this Agreement.

   2. The Adviser shall continue to have responsibility for all services to be provided to the Funds pursuant to the Advisory Agreement and shall oversee and review the Sub-Adviser's performance of its duties under this Agreement.

   3. The Adviser has delivered to the Sub-Adviser copies of each of the following documents and will deliver to it all future amendments and supplements, if any:

       (a) The Company's Articles of Incorporation, as filed with the Secretary of State of the State of Maryland (such
            Articles of Incorporation, as in effect on the date of this Agreement and as amended from time to time, herein called the "Articles of Incorporation");

       (b) By-Laws of the Company (such By-Laws, as in effect on the date of this Agreement and as amended from time to time, are herein called the "By-Laws");

       (c) Certified resolutions of the Company's Board of Directors authorizing the appointment of the Adviser and the Sub-Adviser with respect to the Funds, and approving the form of this Agreement;

       (d)  Registration Statement under the 1940 Act and the
            Securities Act of 1933, as amended, on Form N-1A (the
            "Registration Statement"), as filed with the Securities and Exchange Commission (the "Commission") relating to the Funds and shares of the Funds' beneficial shares, and all amendments thereto;

       (e) Notification of Registration of the Company under the 1940 Act on Form N-8A as filed with the Commission, and all amendments thereto; and

       (f)  Prospectus of the Funds.

   4. For the services to be provided by the Sub-Adviser pursuant to this Agreement, the Adviser will pay the Sub-Adviser, and the Sub-Adviser agrees to accept as full compensation therefor a sub-advisory fee at an annual rate of 0.075% on the first $500 million of the Prime Obligations Money Market and Treasury Securities
            Money Market Funds aggregate net assets and 0.020% on such Funds' aggregate net assets in excess of $500 million, pro rated between each Fund based on their respective average daily net assets. The Adviser will pay to the Sub-Adviser as full compensation therefor a fee at an annual rate of .20% on the first $50 million for each of the Intermediate Government Securities and GNMA Securities Funds, .15% on the next $50 million,
            .10% on the next $400 million and .075% on the excess of $500 million of the average daily net assets of each Fund. These fees will be computed daily and paid to the Sub-Adviser monthly.

        5. The Sub-Adviser shall not be liable for any error of judgment or for any loss suffered by the Funds or the Adviser in connection with performance of its obligations under this Agreement, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services (in which case any award of damages shall be limited to the period and the amount set forth in Section 36(b)(3) of the 1940 Act), or a loss resulting from willful misfeasance, bad faith or gross negligence on the Sub-Adviser's part in the performance of its duties or from reckless disregard of its obligations and duties under this Agreement, except as may otherwise be provided under provisions of applicable state law which cannot be waived or modified hereby.

        6. This Agreement shall continue in effect for a period of more than two years from the date hereof only so long as continuance is specifically approved at least annually in conformance with the 1940 Act; provided, however, that this Agreement may be terminated (a) by the Funds at any time, without the payment of any penalty, by the vote of a majority of Directors of the Company or by the vote of a majority of the outstanding voting securities of such Funds, (b) by the Adviser at any time, without the payment of any penalty, on not more than 60 days' nor less than 30 days' written notice to the other parties, or (c) by the Sub-Adviser at any time, without the payment of any penalty, on 90 days' written notice to the other parties. This
            Agreement shall terminate automatically and immediately in the event of its assignment. As used in this Section
            6, the terms "assignment" and "vote of a majority of the outstanding voting securities" shall have the respective meanings set forth in the 1940 Act and the rules and regulations thereunder, subject to such exceptions as may be granted by the Commission under the 1940 Act.

        7. Nothing in this Agreement shall limit or restrict the right of any of the Sub-Adviser's partners, officers, or employees to engage in any other business or to devote his or her time and attention in part to the management or other aspects of any business, whether of a similar or dissimilar nature, nor limit or restrict the Sub-Adviser's right to engage in any other business or to render services of any kind to any other corporation, firm, individual or association.

        8. During the term of this Agreement, the Adviser agrees to furnish the Sub-Adviser at its principal office all prospectuses, proxy statements, reports to stockholders, sales literature or other materials prepared for distribution to stockholders of the Funds, the Company or the public that refer to the Sub-Adviser or its clients in any way prior to use thereof and not to use material if the Sub-Adviser reasonably objects in writing within five business days (or such other period as may be mutually agreed) after receipt thereof. The Sub-Adviser's right to object to such materials is limited to the portions of such materials that expressly relate to the Sub-Adviser, its services and its clients. The Adviser agrees to use its reasonable best efforts to ensure that materials prepared by its employees or agents or its affiliates that refer to the Sub-Adviser or its clients in any way are consistent with those materials previously approved by the Sub-Adviser as referenced in the first sentence of this paragraph. Sales literature may be furnished to the Sub-Adviser by first class or overnight mail, facsimile transmission equipment or hand delivery.

        9. No provisions of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought, and no amendment of this Agreement shall be effective until approved by the vote of the majority of the outstanding voting securities of the Funds.

       10. This Agreement shall be governed by the laws of the State of Maryland; provided, however, that nothing herein shall be construed as being inconsistent with the 1940 Act.

       11. This Agreement embodies the entire agreement and understanding among the parties hereto, and supersedes all prior agreements and understandings relating to this Agreement's subject matter. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but such counterparts shall, together, constitute only one instrument.

       12. Should any part of this Agreement be held invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors.

       13. Any notice, advice or report to be given pursuant to this Agreement shall be delivered or mailed:

            To the Adviser at:

            National City Bank
            1900 East Ninth Street
            Cleveland, OH 44114

            To the Sub-Adviser at:

            Wellington Management Company
            75 State Street
            Boston, MA 02109

            To the Company or the Funds at:

            Inventor Funds, Inc.
            680 E. Swedesford Road
            Wayne, PA 19087
            Attention: President

       14. Where the effect of a requirement of the 1940 Act reflected in any provision of this Agreement is altered by a rule, regulation or order of the Commission, whether of special or general application, such provision shall be deemed to incorporate the effect of such rule, regulation or order.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their officers designated below as of the day and year first written above.

                                           NATIONAL CITY BANK

                                           By:__________________________

                                           Title:_______________________

                                           INVENTOR FUNDS, INC.

                                           By:__________________________

                                           Title:_______________________

                                           WELLINGTON MANAGEMENT
                                             COMPANY

                                           By:__________________________

                                           Title:_______________________

                                   EXHIBIT C

                                    PROPOSED
                              INVENTOR FUNDS, INC.
                       INVESTMENT SUB-ADVISORY AGREEMENT

     AGREEMENT executed as of                     , 1996 by and between National
City Bank, a national banking association (the "Adviser") and STI Capital Management, N.A. (formerly SunBank Capital Management, N.A.), a Florida based company and registered investment advisor (the "Sub-Adviser").

     WHEREAS, the Adviser is the investment manager (the "Adviser") for Inventor Funds, Inc. (the "Company"), an open-end management investment company registered under the Investment Company Act of 1940, as amended the ("1940 Act"); and

     WHEREAS, the Adviser desires to retain the Sub-Adviser as its agent to furnish investment advisory services for the Equity Growth Fund, a diversified investment portfolio of the Company (the "Fund").

     NOW, THEREFORE, in consideration of the mutual covenants herein contained, the parties hereto agree as follows:

     1. APPOINTMENT. The Adviser hereby appoints the Sub-Adviser to provide certain investment sub-advisory services to the Fund for the period and on the terms set forth in this Agreement. The Sub-Adviser accepts such appointment and agrees to furnish the services herein set forth for the compensation herein provided.

     2. DELIVERY OF DOCUMENTS. The Adviser has furnished the Sub-Adviser with copies of each of the following:

        (a) the Company's Articles of Incorporation, as filed with the Secretary of State of the State of Maryland on April 22, 1994, and all amendments thereto or restatements thereof (such Articles of Incorporation, as presently in effect and as it shall from time to time be amended or restated, is herein called the "Articles of Incorporation");

        (b) the Company's By-Laws and all amendments thereto;

        (c) the resolutions of the Company's Board of Directors authorizing the appointment of the Sub-Adviser and approving this Agreement;

        (d) the Company's Notification of Registration on Form N-8A under the 1940 Act, as filed with the Securities and Exchange Commission (the "SEC") on April 22, 1994 and all amendments thereto;

        (e) the Company's Registration Statement on Form N-1A under the Securities Act of 1933, as amended (the "1933 Act") and under the 1940 Act as filed with the SEC and all amendments thereto insofar as such Registration Statement and such amendments relate to the Fund;

        (f) the Company's most recent prospectuses and Statement of Additional Information for the Fund (such prospectuses and Statement of Additional Information, as presently in effect, and all amendments and supplements thereto are herein collectively called the "Prospectuses"); and

        (g) any other information reasonably needed by the Sub-Adviser to satisfy its obligations under this Agreement.

        The Adviser will furnish the Sub-Adviser from time to time with copies of all amendments of or supplements to the foregoing.

     3. MANAGEMENT. Subject always to the supervision of the Company's Board of Directors and the Adviser, the Sub-Adviser will furnish an investment program in respect of, and make investment decisions for, all assets of the Fund and place all orders for the purchase and sale of securities, all on behalf of the Fund. In the performance of its duties the Sub-Adviser will satisfy its fiduciary duties to the Fund (as set forth in Section 8 below), and will monitor the Fund's investments, and will comply with the provisions of the Company's Articles of Incorporation and By-Laws, as amended from time to time, and the stated investment objectives, policies and restrictions of the Fund as set forth in the prospectus of the Fund, as amended from time to time. The Sub-Adviser and the Adviser will each make its officers and employees available to the other from time to time at reasonable times to review investment policies of the Fund and to consult with each other regarding the investment affairs of the Fund and the Sub-Adviser will at all times act consistently with the instructions and directions given to it by the Adviser. The Sub-Adviser shall also make itself reasonably available to the Board of Directors of the Company at such times as the Board of Directors shall request.

     The Sub-Adviser represents and warrants that it is in compliance with all applicable rules and regulations of the SEC pertaining to its investment advisory activities and agrees that it:

     (a) will conform with all applicable rules and regulations of the SEC pertaining to its investment advisory activities;

     (b) will place orders pursuant to its investment determinations for the Fund either directly with the issuer or with any broker or dealer. In placing orders with brokers or dealers, the Sub-Adviser will attempt to obtain the best combination of prompt execution of orders in an effective manner and at the most favorable price. On occasions when the Sub-Adviser deems the purchase or sale of a security to be in the best interest of the Funds as well as other clients of the Sub-Adviser, the Sub-Adviser, to the extent permitted by applicable laws and regulations, may, but shall be under no obligation to, aggregate the securities to be so purchased or sold in order to obtain the most favorable price or lower brokerage commissions and efficient execution. Consistent with this obligation, when the execution and price offered by two or more brokers or dealers are comparable, the Sub-Adviser may, in its discretion, purchase and sell portfolio securities to and from brokers and dealers who provide the Sub-Adviser with research advice and other services. In no instance will portfolio securities be purchased from or sold to the Adviser, the Sub-Adviser, SEI Financial Services Company or any affiliated person of either the Company, the Adviser, SEI Financial Services Company or the Sub-Adviser, except as may be permitted under the 1940 Act;

     (c) will report regularly to the Adviser and will make appropriate persons available for the purpose of reviewing at reasonable times with representatives of the Adviser and the Board of Directors of the Company the management of the Fund, including, without limitation, review of the general investment strategy of the Fund, the performance of the Fund in relation to standard industry indices, interest rate considerations and general conditions affecting the marketplace and will provide various other reports from time to time as reasonably requested by the Adviser;

     (d) will maintain books and records with respect to the Company's securities transactions which it has effected and will furnish the Adviser and the Board of Directors of the Company such periodic and special reports as the Board of Directors or the Adviser may request;

     (e) will act upon instructions from the Adviser not inconsistent with the fiduciary duties hereunder; and

     (f) will treat confidentially and as proprietary information of the Company all such records and other information relative to the Company maintained by the Sub-Adviser, and will not use such records and information for any purpose other than performance of its responsibilities and duties hereunder, except after prior notification to and approval in writing by the Company, which approval shall not be unreasonably withheld and may not be withheld where the Sub-Adviser may be exposed to civil or criminal contempt proceeding for failure to comply, when requested to divulge such information by duly constituted authorities, or when so requested by the Company.

     The Sub-Adviser shall have the right to execute and deliver, or cause its nominee to execute and deliver, all proxies and notices of meetings and other notices affecting or relating to the securities of the Fund.

     The Sub-Adviser hereby warrants that it is not presently, nor has it been in the past three years, nor has it been advised that it may be in the future, the subject of a Securities and Exchange Commission investigative proceeding or a proceeding by any state securities commission, nor the subject of any disciplinary hearing by a self-regulatory organization or other governmental or quasi-governmental body.

     4. BOOKS AND RECORDS. In compliance with the requirements of Rule 31a-3 under the 1940 Act, the Sub-Adviser hereby agrees that all records which it maintains for the Company are the property of the Company and further agrees to surrender promptly to the Company any of such records upon the Company's request. The Sub-Adviser further agrees to preserve for the periods prescribed by Rule 31a-2 under the 1940 Act the records required to be maintained by Rule 31a-1 under the 1940 Act.

     5. EXPENSES. During the term of this Agreement, the Sub-Adviser will pay all expenses incurred by it in connection with its activities under this Agreement other than the cost of securities (including brokerage commissions, if any) purchased for the Company.

     6. COMPENSATION. For the services provided and the expenses assumed pursuant to this Agreement, the Adviser will pay the Sub-Adviser, and the Sub-Adviser agrees to accept as full compensation therefor, a sub-advisory fee, accrued daily and payable quarterly, in accordance with Schedule A hereto. If the Adviser is required, under its Advisory Agreement with the Company, to reduce its fees for the Fund because of excess expenses, the Sub-Adviser shall reduce its fees by an amount equal to one-half of the amount by which the Adviser reduced its fees. In addition, from time to time, the Sub-Adviser may voluntarily agree to waive or reduce some or all of the compensation to which it is entitled under this Agreement.

     7. SERVICES TO OTHERS. The Adviser understands, and has advised the Company's Board of Directors, that the Sub-Adviser now acts, and may in the future act, as an investment adviser to fiduciary and other managed accounts, and as investment adviser, investment sub-adviser, and/or administrator to other investment companies, provided, however, that the Sub-Adviser shall not provide advisory or sub-advisory services to any investment company advised by Mellon Bank Corp. or any of its affiliates or PNC Bank Corp. or any of its affiliates without the express written consent of the Adviser, which will not be unreasonably withheld. With the exception previously noted, the Adviser has no objection to the Sub-Adviser's acts in such capacities, provided that the services to the Fund are not impaired thereby and that whenever the Fund and one or more other investment companies advised by the Sub-Adviser have available funds for investment, investments suitable and appropriate for each will be allocated in accordance with a formula believed by the

Sub-Adviser to be equitable to each company. The Adviser recognizes, and has advised the Company's Board of Directors, that in some cases this procedure may adversely affect the size of the position that the Fund may obtain in a particular security. In addition, the Adviser understands, and has advised the Company's Board of Directors, that the persons employed by the Sub-Adviser to assist in the Sub-Adviser's duties under this Agreement will not devote their full time to such service and nothing contained in this Agreement will be deemed to limit or restrict the right of the Sub-Adviser or any of its affiliates to engage in and devote time and attention to other businesses or to render services of whatever kind or nature. Provided, that notwithstanding the above, the Sub-Adviser shall provide its services reasonably, and make itself available to the Adviser or the Board of Directors at reasonable times, in accordance with the provisions of paragraph 3.

     8. LIMITATION OF LIABILITY. The Adviser will not take any action against the Sub-Adviser to hold the Sub-Adviser liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the performance of the Sub-Adviser's duties under this Agreement, except a loss resulting from the Sub-Adviser's willful misfeasance, bad faith, or gross negligence in the performance of its duties under this Agreement.

     9. DURATION AND TERMINATION. This Agreement will become effective as to the Fund on the date first above written, and, unless sooner terminated as provided herein, will continue in effect for one year.

     Thereafter, if not terminated, this Agreement will continue in effect for the Fund for successive periods of 12 months, each ending on the day preceding the anniversary of the Agreement's effective date of each year, provided that such continuation is specifically approved at least annually (a) by the vote of a majority of those members of the Company's Board of Directors who are not interested persons of the Company, the Sub-Adviser, or the Adviser, cast in person at a meeting called for the purpose of voting on such approval, and (b) by the vote of a majority of the Company's Board of Directors or by the vote of a majority of all votes attributable to the outstanding shares of the Fund. Notwithstanding the foregoing, this Agreement may be terminated as to the Fund at any time, without the payment of any penalty, on sixty (60) days' written notice by the Adviser or by the Sub-Adviser. This Agreement will immediately terminate in the event of its assignment. (As used in this Agreement, the terms "majority of the outstanding voting securities," "interested persons" and "assignment" have the same meaning of such terms in the 1940 Act.)

     This Agreement will terminate automatically if the advisory agreement between the Company and the Adviser is terminated.

     10. AMENDMENT OF THIS AGREEMENT. No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought.

     11. NOTICE. Any notice required or permitted to be given by either party to the other shall be deemed sufficient if sent by registered or certified mail, postage prepaid, addressed by the party giving notice to the other party at the last address furnished by the other party giving notice: if to the Adviser, at 1900 East Ninth Street, Cleveland, Ohio 44114 and if to the Sub-Adviser at: 200
S. Orange Avenue, Orlando, Florida 32802.

     12. MISCELLANEOUS. The captions in this Agreement are included for convenience of reference only and in no way define or limit any of the provisions hereof or otherwise affect their construction or effect. If any provision of this Agreement is held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement will not be affected thereby. This Agreement will be binding upon and shall inure to the benefit of the parties hereto and their respective successors and will be governed by the laws of the state of Maryland.

     The name "Inventor Funds, Inc." and "Directors of Inventor Funds, Inc." refers respectively to the Company created by, and the Directors, as trustees but not individually or personally, acting from time to time under, the Articles of Incorporation, to which reference is hereby made and a copy of which is on file at the office of the Secretary of State of Maryland and elsewhere as required by law, and to any and all amendments thereto so filed or hereafter filed. The obligations of "Inventor Funds, Inc." entered in the name or on behalf thereof by any of the Directors, representatives or agents are made not individually but only in such capacities and are not binding upon any of the Directors, shareholders or representatives of the Company personally, but bind only the assets of the Company, and persons dealing with the Fund must look solely to the assets of the Company belonging to such Fund for the enforcement of any claims against the Company.

     IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed by their officers designated below as of the day and year first above written.

                                           NATIONAL CITY BANK

                                           By:__________________________

                                           Name:________________________

                                           Title:_______________________


                                           STI CAPITAL
                                             MANAGEMENT, N.A.

                                           By:__________________________

                                           Name:________________________

                                           Title:_______________________

                                   SCHEDULE A
                                       TO
                       INVESTMENT SUB-ADVISORY AGREEMENT
                                     DATED
                                               , 1996

The Adviser shall pay to the Sub-Adviser compensation at an annual rate as follows:

Equity Growth Fund     .25% (first six months of the Fund's operation)
                       .30% (thereafter)

                                           NATIONAL CITY BANK

                                           By:__________________________

                                           Name:________________________

                                           Title:_______________________

                                           STI CAPITAL
                                             MANAGEMENT, N.A.

                                           By:__________________________

                                           Name:________________________

                                           Title:_______________________

                                   EXHIBIT D

                                    PROPOSED
                              INVENTOR FUNDS, INC.
                       INVESTMENT SUB-ADVISORY AGREEMENT

     AGREEMENT executed as of             , 1996 by and between National City
Bank, a national banking association (the "Adviser") and Weiss, Peck & Greer, L.L.C., a New York based company and registered investment adviser (the "Sub-Adviser").

     WHEREAS, the Adviser is the investment manager (the "Adviser") for Inventor Funds, Inc. (the "Company"), an open-end management company registered under the Investment Company Act of 1940, as amended (the "1940 Act"); and

     WHEREAS, the Adviser desires to retain the Sub-Adviser as its agent to furnish investment advisory services for the Pennsylvania Tax-Exempt Money Market Fund and Pennsylvania Municipal Bond Fund, diversified investment portfolios of the Company (the "Funds").

     NOW, THEREFORE, in consideration of the mutual covenants herein contained, the parties hereto agree as follows:

     1. APPOINTMENT. The Adviser hereby appoints the Sub-Adviser to provide certain investment sub-advisory services to the Funds for the period and on the terms set forth in this Agreement. The Sub-Adviser accepts such appointment and agrees to furnish the services herein set forth for the compensation herein provided.

     2. DELIVERY OF DOCUMENTS. The Adviser has furnished the Sub-Adviser with copies of each of the following:

        (a) the Company's Articles of Incorporation, as filed with the Secretary of State of the State of Maryland on April 22, 1994, and all amendments thereto or restatements thereof (such Articles of Incorporation, as presently in effect and as it shall from time to time be amended or restated, is herein called the "Articles of Incorporation");

        (b) the Company's By-Laws and all amendments thereto;

        (c) the resolutions of the Company's Board of Directors authorizing the appointment of the Sub-Adviser and approving this Agreement;

        (d) the Company's Notification of Registration on Form N-8A under the 1940 Act, as filed with the Securities and Exchange Commission (the "SEC") on April 22, 1994 and all amendments thereto;

        (e) the Company's Registration Statement on Form N-1A under the Securities Act of 1933, as amended (the "1933 Act") and under the 1940 Act as filed with the SEC and all amendments thereto insofar as such Registration Statement and such amendments relate to the Fund;

        (f) the Company's most recent prospectuses and Statement of Additional Information for the Funds (such prospectuses and Statement of Additional Information, as presently in effect, and all amendments and supplements thereto are herein collectively called the "Prospectuses"); and

        (g) any other information reasonably needed by the Sub-Adviser to satisfy its obligations under this Agreement.

     The Adviser will furnish the Sub-Adviser from time to time with copies of all amendments of or supplements to the foregoing.

     3. MANAGEMENT. Subject always to the supervision of the Company's Board of Directors and the Adviser, the Sub-Adviser will furnish an investment program in respect of, and make investment decisions for, all assets of the Funds and place all orders for the purchase and sale of securities, all on behalf of the Funds. In the performance of its duties the Sub-Adviser will satisfy its fiduciary duties to the Funds (as set forth in Section 8 below), and will monitor the Funds' investments, and will comply with the provisions of the Company's Articles of Incorporation and By-Laws, as amended from time to time, and the stated investment objectives, policies and restrictions of the Funds as set forth in the prospectus of the Funds, as amended from time to time. The Sub-Adviser and the Adviser will each make its officers and employees available to the other from time to time at reasonable times to review investment policies of the Funds and to consult with each other regarding the investment affairs of the Funds and the Sub-Adviser will at all times act consistently with the instructions and directions given to it by the Adviser. The Sub-Adviser shall also make itself reasonably available to the Board of Directors of the Company at such times as the Board of Directors shall request.

     The Sub-Adviser represents and warrants that it is in compliance with all applicable rules and regulations of the SEC pertaining to its investment advisory activities and agrees that it:

        (a) will conform with all applicable rules and regulations of the SEC pertaining to its investment advisory activities;

        (b) will place orders pursuant to its investment determinations for each of the Funds either directly with the issuer or with any broker or dealer. In placing orders with brokers or dealers, the Sub-Adviser will attempt to obtain the best combination of prompt execution of orders in an effective manner and at the most favorable price. On occasions when the Sub-Adviser deems the purchase or sale of a security to be in the best interest of the Funds as well as the other clients of the Sub-Adviser, the Sub-Adviser, to the extent permitted by applicable laws and regulations, may, but shall be under no obligation to, aggregate the securities to be so purchased or sold in order to obtain the most favorable price or lower brokerage commissions and efficient execution. Consistent with this obligation, when the execution and price offered by two or more brokers or dealers are comparable, the Sub-Adviser may, in its discretion, purchase and sell portfolio securities to and from brokers and dealers who provide the Sub-Adviser with research advice and other services. In no instance will portfolio securities be purchased from or sold to the Adviser, the Sub-Adviser, SEI Financial Services Company or any affiliated person of either the Company, the Adviser, SEI Financial Services Company or the Sub-Adviser, except as may be permitted under the 1940 Act;

        (c) will report regularly to the Adviser and will make appropriate persons available for the purpose of reviewing at reasonable times with representatives of the Adviser and the Board of Directors of the Company the management of each of the Funds, including, without limitation, review of the general investment strategy of each of the Funds, the performance of each of the Funds in relation to standard industry indices, interest rate considerations and general conditions affecting the marketplace and will provide various other reports from time to time as reasonably requested by the Adviser;

        (d) will maintain books and records with respect to the Company's securities transactions which it has effected and will furnish the Adviser and the Board of Directors of the Company such periodic and special reports as the Board of Directors or the Adviser may request;

        (e) will act upon instructions from the Adviser not inconsistent with the fiduciary duties hereunder; and

        (f) will treat confidentially and as proprietary information of the Company all such records and other information relative to the Company maintained by the Sub-Adviser, and will not use such records and information for any purpose other than performance of its responsibilities and duties hereunder, except after prior notification to and approval in writing by the Company, which approval shall not be unreasonably withheld and may not be withheld where the Sub-Adviser may be exposed to civil or criminal contempt proceeding for failure to comply, when requested to divulge such information by duly constituted authorities, or when so requested by the Company.

     The Sub-Adviser shall have the right to execute and deliver, or cause its nominee to execute and deliver, all proxies and notices of meetings and other notices affecting or relating to the securities of each of the Funds.

     The Sub-Adviser hereby warrants that it is not presently, nor has it been in the past three years, nor has it been advised that it may be in the future, the subject of a Securities and Exchange Commission investigative proceeding or a proceeding by any state securities commission, nor the subject of any disciplinary hearing by a self-regulatory organization or other governmental or quasi-governmental body.

     4. BOOKS AND RECORDS. In compliance with the requirements of Rule 31a-3 under the 1940 Act, the Sub-Adviser hereby agrees that all records which it maintains for the Company are the property of the Company and further agrees to surrender promptly to the Company any of such records upon the Company's request. The Sub-Adviser further agrees to preserve for the periods prescribed by Rule 31a-2 under the 1940 Act the records required to be maintained by Rule 31a-1 under the 1940 Act.

     5. EXPENSES. During the term of this Agreement, the Sub-Adviser will pay all expenses incurred by it in connection with its activities under this Agreement other than the cost of securities (including brokerage commissions, if any) purchased for the Company.

     6. COMPENSATION. For the services provided and the expenses assumed pursuant to this Agreement, the Adviser will pay the Sub-Adviser, and the Sub-Adviser agrees to accept as full compensation therefor, a sub-advisory fee, accrued daily and payable quarterly, in accordance with Schedule A hereto. If the Adviser is required, under its Advisory Agreement with the Company, to reduce its fees for any of the Funds because of excess expenses, the Sub-Adviser shall reduce its fees by an amount equal to one-half of the amount by which the Adviser reduced its fees. In addition, from time to time, the Sub-Adviser may voluntarily agree to waive or reduce some or all of the compensation to which it is entitled under this Agreement.

     7. SERVICES TO OTHERS. The Adviser understands, and has advised the Company's Board of Directors, that the Sub-Adviser now acts, and may in the future act, as an investment adviser to fiduciary and other managed accounts, and as investment adviser, sub-investment adviser, and/or administrator to other investment companies, provided, however, that the Sub-Adviser shall not provide advisory or sub-advisory services to any investment company advised by Mellon Bank Corp. or any of its affiliates or PNC Bank Corp. or any of its affiliates without the express written consent of the Advisor, which will not be unreasonably withheld. With the exception previously noted, the Adviser has no objection to the Sub-Adviser's acts in such capacities, provided that the services to the Funds are not impaired thereby and that whenever the Fund and one or more other investment companies advised by the Sub-Adviser have available funds for investment, investments suitable and appropriate for each will be allocated in accordance with a formula believed by the Sub-Adviser to be equitable to each company. The Adviser recognizes, and has advised the Company's Board of Directors, that in some cases this procedure may adversely affect the size of the position that the Fund may obtain in a particular security. In addition, the Adviser understands, and has advised the Company's Board of Directors, that the persons employed by the Sub-Adviser to assist in the Sub-Adviser's duties under this Agreement will not devote their full time to such service and nothing contained in this Agreement will be deemed to limit or restrict the right of the Sub-Adviser or any of its affiliates to engage in and devote time and attention to other businesses or to render services of whatever kind or nature. Provided, that notwithstanding the above, the Sub-Adviser shall provide its services reasonably, and make itself available to the Adviser or the Board of Directors at reasonable times, in accordance with the provisions of paragraph 3.

     8. LIMITATION OF LIABILITY. The Adviser will not take any action against the Sub-Adviser to hold the Sub-Adviser liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the performance of the Sub-Adviser's duties under this Agreement, except a loss resulting from the Sub-Adviser's willful misfeasance, bad faith, or gross negligence in the performance of its duties under this Agreement.

     9. DURATION AND TERMINATION. This Agreement will become effective as to each of the Funds on the date first above written and, unless sooner terminated as provided herein, will continue in effect for one year.

     Thereafter, if not terminated, this Agreement will continue in effect for the Fund for successive periods of 12 months, each ending on the day preceding the anniversary of the Agreement's effective date of each year, provided that such continuation is specifically approved at least annually (a) by the vote of a majority of those members of the Company's Board of Directors who are not interested persons of the Company, the Sub-Adviser, or the Adviser, cast in person at a meeting called for the purpose of voting on such approval, and (b) by the vote of a majority of the Company's Board of Directors or by the vote of a majority of all votes attributable to the outstanding shares of the Fund. Notwithstanding the foregoing, this Agreement may be terminated as to the Fund at any time, without the payment of any penalty, on sixty (60) days' written notice by the Adviser or by the Sub-Adviser. This Agreement will immediately terminate in the event of its assignment. (As used in this Agreement, the terms "majority of the outstand-ing voting securities," "interested persons" and "assignment" have the same meaning of such terms in the 1940 Act.)

     This Agreement will terminate automatically if the advisory agreement between the Company and the Adviser is terminated.

     10. AMENDMENT OF THIS AGREEMENT. No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought.

     11. NOTICE. Any notice required or permitted to be given by either party to the other shall be deemed sufficient if sent by registered or certified mail, postage prepaid, addressed by the party giving notice to the other party at the last address furnished by the other party to the party giving notice: if to the Adviser, at 1900 East Ninth Street, Cleveland, OH 44114 and if to the Sub-Adviser at: One New York Plaza, New York, NY 10004.

     12. MISCELLANEOUS. The captions in this Agreement are included for convenience of reference only and in no way define or limit any of the provisions hereof or otherwise affect their construction or effect. If any provision of this Agreement is held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement will not be affected thereby. This Agreement will be binding upon and shall inure to the benefit of the parties hereto and their respective successors and will be governed by the laws of the state of Maryland.

     The name "Inventor Funds, Inc." and "Directors of Inventor Funds, Inc." refers respectively to the Company created by, and the Directors, as trustees but not individually or personally, acting from time to time under, the Articles of Incorporation, to which reference is hereby made and a copy of which is on file at the office of the Secretary of State of Maryland and elsewhere as required by law, and to any and all amendments thereto so filed or hereafter filed. The obligations of "Inventor Funds, Inc." entered in the name or on behalf thereof by any of the Directors, representatives or agents are made not individually but only in such capacities and are not binding upon any of the Directors, shareholders or representatives of the Company personally, but bind only the assets of the Company, and persons dealing with the Fund must look solely to the assets of the Company belonging to such Fund for the enforcement of any claims against the Company.

     IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed by their officers designated below as of the day and year first above written.

                                           NATIONAL CITY BANK

                                           By:__________________________

                                           Name:________________________

                                           Title:_______________________

                                           WEISS, PECK & GREER, L.L.C.

                                           By:__________________________

                                           Name:________________________

                                           Title:_______________________

                                   SCHEDULE A
                                       TO
                       INVESTMENT SUB-ADVISORY AGREEMENT
                                     DATED
                                               , 1996

The Adviser shall pay to the Sub-Adviser compensation at an annual rate as follows:

     Pennsylvania Municipal Bond Fund                                  .18%
     Pennsylvania Tax-Exempt Money Market Fund                         .05%

                                           NATIONAL CITY BANK

                                           By:__________________________

                                           Name:________________________

                                           Title:_______________________

                                           WEISS, PECK & GREER, L.L.C.

                                           By:__________________________

                                           Name:________________________

                                           Title:_______________________

                                  APPENDIX A

                          VOTE THIS PROXY CARD TODAY!
                                               -----

                    YOUR PROMPT RESPONSE WILL SAVE YOUR FUND
                       THE EXPENSE OF ADDITIONAL MAILINGS

                                 INVENTOR FUNDS
                       ALL FUNDS VOTING IN THE AGGREGATE

         THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS OF INVENTOR FUNDS, INC. (THE "COMPANY") FOR USE AT A SPECIAL MEETING OF SHAREHOLDERS (THE "SPECIAL MEETING") TO BE HELD AT 680 EAST SWEDESFORD ROAD, WAYNE, PENNSYLVANIA 19087-1658 ON MAY 2, 1996 AT 10:00 A.M. (EASTERN TIME).

         The undersigned hereby appoints Kevin R. Robins and Sandra Oechslin, and either of them, with full power of substitution, as proxies of the undersigned to vote at the above-stated Special Meeting and at all adjournments or postponements thereof, all shares of beneficial interest of the Company that are held of record by the undersigned on the record date for the Special Meeting, upon the following matters, and upon any other matter which may come before the Special Meeting, in their discretion (see reverse side):

                                       PLEASE SIGN, DATE AND RETURN THE PROXY
                                       CARD PROMPTLY USING THE  ENCLOSED
                                       ENVELOPE.

                                       Please sign exactly as name appears
                                       hereon.  When shares are held by joint
                                       tenants, both should sign. When signing as attorney or as executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.


                                       Date:____________________, 1996


                                       X
                                       --------------------------------
                                       Signature


                                       X
                                       --------------------------------
                                       Signature (if held jointly)

                          VOTE THIS PROXY CARD TODAY!
                                               -----

  YOUR PROMPT RESPONSE WILL SAVE YOUR FUND THE EXPENSE OF ADDITIONAL MAILINGS



ITEM 1. Approval of an Investment Advisory Agreement between the Company and National City Bank with respect to each portfolio of the Company (ALL PORTFOLIOS).

                  / / FOR          / / AGAINST      / / ABSTAIN


ITEM 2.  Approval of Investment Sub-Advisory Agreements:

         A. Among National City Bank, the Company and Wellington Management Company for the Prime Obligations Money Market Fund, Treasury Securities Money Market Fund, GNMA Securities Fund and Intermediate Government Securities Fund (THESE PORTFOLIOS ONLY):


                  / / FOR          / / AGAINST      / / ABSTAIN


         B. Between National City Bank and STI Capital Management, N.A. for the Equity Growth Fund (THIS PORTFOLIO ONLY):

                  / / FOR          / / AGAINST      / / ABSTAIN


         C. Between National City Bank and Weiss, Peck & Greer, L.L.C. for the Pennsylvania Municipal Bond Fund and Pennsylvania Tax-Exempt Money Market Fund (THESE PORTFOLIOS ONLY):


                  / / FOR          / / AGAINST      / / ABSTAIN


ITEM 3. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Special Meeting or any adjournment thereof.


         Every properly signed Proxy will be voted in the manner specified hereon and, IN THE ABSENCE OF SPECIFICATION, WILL BE TREATED AS GRANTING AUTHORITY TO VOTE FOR THE APPROVAL OF THE INVESTMENT ADVISORY AGREEMENT AND INVESTMENT SUB-ADVISORY AGREEMENTS.